                                                                    EXHIBIT 10.7


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                          SECURITIES PURCHASE AGREEMENT


                                      among


                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC.


                    WELSH, CARSON, ANDERSON & STOWE VII, L.P



                                       and



              THE SEVERAL OTHER PURCHASERS NAMED IN ANNEX I HERETO





                           Dated as of April 30, 1998






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
                                TABLE OF CONTENTS

                                                                          PAGE
I.   PURCHASE AND SALE OF SECURITIES

SECTION 1.01  Issuance, Sale and Delivery of Securities on
              the Initial Closing Date......................................2
SECTION 1.02  Initial Closing Date..........................................3
SECTION 1.03  The Company's Right to Request Purchases of
              Additional Securities.........................................3
SECTION 1.04  Issuance, Sale and Delivery of Additional
              Securities on Subsequent Closing Dates........................5
SECTION 1.05  Subsequent Closing Dates......................................5

II.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     SECTION 2.01  Organization, Qualifications and Corporate Power.........6
     SECTION 2.02  Authorization of Agreements, Etc.........................6
     SECTION 2.03  Validity.................................................7
     SECTION 2.04  Authorized Capital Stock.................................7
     SECTION 2.05  Governmental Approvals...................................7
     SECTION 2.06  Corporate Transactions...................................8
     SECTION 2.07  Events Subsequent to Date of Incorporation...............8
     SECTION 2.08  Actions Pending..........................................8
     SECTION 2.09  Trade Secrets............................................8
     SECTION 2.10  Taxes....................................................8
     SECTION 2.11  Other Agreements.........................................9
     SECTION 2.12  Title to Properties......................................9
     SECTION 2.13  Compliance with Laws, Etc................................9
     SECTION 2.14  Affiliated Transactions..................................9
     SECTION 2.15  Brokers' or Finders' Fees................................9

III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     SECTION 3.01  Authorization...........................................10
     SECTION 3.02  Validity................................................10
     SECTION 3.03  Investment Representations..............................10
     SECTION 3.04  Governmental Approvals..................................11
     SECTION 3.05  Brokers' or Finders' Fees...............................11

                                        i
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                                                                          PAGE
IV.  CONDITIONS PRECEDENT

     SECTION 4.01  Conditions Precedent to the Obligations of the
                   Purchasers..............................................12
     SECTION 4.02  Conditions Precedent to the Obligations of the
                   Company.................................................14
     SECTION 4.03  Conditions Precedent to the Obligations of the
                   Purchasers with Respect to each Subsequent Closing......14
     SECTION 4.04  Conditions Precedent to the Obligations of the
                   Company with Respect to each Subsequent Closing.........16

V.   COVENANTS

     SECTION 5.01  Financial Statements, Reports, Etc......................17
     SECTION 5.02  Rights of Inspection....................................18
     SECTION 5.03  Notice of Certain Events................................18
     SECTION 5.04  Use of Proceeds.........................................19
     SECTION 5.05  Consents and Approvals..................................19
     SECTION 5.06  Compliance with Laws....................................19
     SECTION 5.07  Preemptive Rights.......................................19

VI.  MISCELLANEOUS

     SECTION 6.01  Expenses, Etc...........................................20
     SECTION 6.02  Survival of Agreements..................................21
     SECTION 6.03  Parties in Interest.....................................21
     SECTION 6.04  Notices.................................................21
     SECTION 6.05  Entire Agreement; Modifications.........................22
     SECTION 6.06  Counterparts............................................22
     SECTION 6.07  Assignment..............................................22
     SECTION 6.08  Governing Law...........................................22

TESTIMONIUM

                                       ii
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                    INDEX TO EXHIBITS, ANNEXES AND SCHEDULES

EXHIBIT          DESCRIPTION

   A             Form of Promissory Note
   B             Form of Amended and Restated Registration Rights Agreement
   C             Form of Amended and Restated Stockholders Agreement
   D             Form of Certificate of Amendment to the Certificate of
                 Incorporation
   E             Form of Stock Option Plan
   F             Form of Opinion of Counsel to the Company

 ANNEX           DESCRIPTION

    I            Purchasers
   II            Initial Shares Purchased
  III            Additional Shares to be Purchased
   IV            Subsequent Closing Representations

SCHEDULE         DESCRIPTION

  2.01(b)        Company Ownership of Stock or Other Interests
  2.04(a)        Ownership of Capital Stock of Company
  2.04(b)        Rights, Warrants, Options, Etc.
  2.05           Government Approvals
  2.06           Corporate Transactions
  2.07           Events Subsequent to Date of Incorporation
  2.08           Actions Pending
  2.12           Title to Properties.
  2.14           Affiliated Transactions
  2.15           Brokers' or Finders' Fee
  3.03(d)        Certain Purchasers
  3.05           Brokers' or Finders' Fee

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
      SECURITIES PURCHASE AGREEMENT, dated as of April 30, 1998, among UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company"), WELSH, CARSON, ANDERSON & STOWE VII, L.P., a Delaware limited partnership
("WCAS VII") and the several other purchasers named in Annex I hereto (such purchasers and WCAS VII being hereinafter at times referred to individually as a "Purchaser" and collectively as the "Purchasers").

      WHEREAS, the Company has been formed to engage in the business of owning and operating hospitals and/or surgical centers and acquiring additional hospitals and/or surgical centers and other businesses related thereto (collectively, the "Business");

      WHEREAS, on the Initial Closing Date (as hereinafter defined), the Company wishes to issue, sell and deliver (i) to WCAS VII and the several other Purchasers listed on Annex I hereto under the heading "WCAS Purchasers"
(WCAS VII and such listed Purchasers being hereinafter collectively called the "WCAS Purchasers") an aggregate 6,487,789 shares of Class A Common Stock, $.01 par value ("Class A Common Stock"), and (ii) to the several Purchasers listed on Annex I hereto under the heading "Management Purchasers" (such listed Purchasers being hereinafter collectively called the "Management Purchasers") an aggregate 1,012,211 shares of Class A Common Stock (said shares of Class A Common Stock, together with the shares of Class A Common Stock referred to in clause (i), being hereinafter collectively called the "Initial Shares");

      WHEREAS, the Purchasers, severally and not jointly, wish to purchase the Initial Shares, all on the terms and subject to the conditions hereinafter set forth;

      WHEREAS, from time to time during the five-year period after the Initial Closing Date, subject to the terms and conditions hereinafter set forth, (i) the WCAS Purchasers may wish to purchase up to an aggregate 3,118,750 shares (the "Additional WCAS Class A Common Shares") of Class A Common Stock and, only after the issuance, sale and delivery of the Additional WCAS Class A Common Shares and the Additional Management Class A Common Shares (as hereinafter defined), up to an aggregate 30,000 shares (the "WCAS Preferred Shares") of Series A Redeemable Preferred Stock, $.01 par value ("Preferred Stock") and (ii) the Management Purchasers may wish to purchase up to an aggregate 356,250 shares (the "Additional Management Class A Common Shares") of Class A Common Stock, all in order to finance the expansion of the Business through additional acquisitions or for certain operating expenses approved by the Board of Directors of the Company;

      WHEREAS, the Company wishes to issue, sell and deliver said Additional WCAS Class A Common Shares, WCAS Preferred Shares and Additional Management Class A Common Shares, all on the terms and subject to the conditions hereinafter set forth;

      WHEREAS, concurrently with the purchase and sale of the Initial Shares on the Initial Closing Date, the Company is consummating the transactions contemplated by the Stock

Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), between the Company and Galen International Holdings, Inc., a Kentucky corporation (the "Seller"), pursuant to which the Company shall acquire all of the outstanding capital stock of the Seller's wholly owned subsidiary, Columbia International Holdings, Inc., a Delaware corporation ("Columbia International");

      WHEREAS, the issuance of the Initial Shares under this Agreement and the transactions contemplated by the Stock Purchase Agreement shall occur simultaneously; and

      WHEREAS, the effectiveness of the issuance of the Initial Shares, on the one hand, and the consummation of the transactions contemplated by the Stock Purchase Agreement, on the other, shall be contingent upon the effectiveness of the other;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         PURCHASE AND SALE OF SECURITIES

      SECTION 1.01 ISSUANCE, SALE AND DELIVERY OF SECURITIES ON THE INITIAL CLOSING DATE. (a) Subject to the terms and conditions set forth herein, on the Initial Closing Date, the Company shall issue, sell and deliver to each Purchaser, and each Purchaser shall purchase from the Company (i) the number of shares of Class A Common Stock set forth opposite the name of such Purchaser on Annex II hereto under the heading "Number of Initial Class A Common Shares" at a purchase price of $2.00 per share and (ii) the number of shares, if any, of Preferred Stock set forth opposite the name of such Purchaser on Annex II hereto under the heading "Number of Initial Preferred Shares" at a purchase price of $1,000 per share. On the Initial Closing Date, the Company shall issue a certificate or certificates in definitive form, registered in the name of each Purchaser, evidencing the securities being purchased by each such Purchaser hereunder.

      (b) As payment in full for the shares of Class A Common Stock and the shares, if any, of Preferred Stock being purchased by each Purchaser hereunder on the Initial Closing Date, and against delivery thereof as aforesaid, on the Initial Closing Date, each Purchaser shall (i) pay to the Company, by wire transfer of immediately available funds to an account or accounts designated by the Company, the amount set forth opposite the name of such Purchaser on Annex II hereto under the heading "Cash Purchase Price" and (ii) deliver to the Company a Promissory Note, substantially in the form attached hereto as Exhibit A (each, a "Promissory Note"), in the principal amount set forth opposite the name of such Purchaser on Annex II hereto under the heading "Note Principal Amount".

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      SECTION 1.02 INITIAL CLOSING DATE. The closing of the sale and purchase of the Initial Shares shall take place at the offices of Nossaman, Guthner, Knox & Elliott, LLP, 445 South Figueroa Street, Los Angeles California, at 10 a.m., Los Angeles time, on April 30, 1998, or at such other date and time as may be mutually agreed upon among the Purchasers and the Company (such closing being herein called the "Initial Closing" and such date and time being herein called the "Initial Closing Date").

      SECTION 1.03 THE COMPANY'S RIGHT TO REQUEST PURCHASES OF ADDITIONAL SECURITIES. (a) In addition to the Initial Shares to be issued and sold to the Purchasers on the Initial Closing Date, the WCAS Preferred Shares and the Additional WCAS Class A Common Shares shall be reserved for issuance to the WCAS Purchasers and the Additional Management Class A Common Shares shall be reserved for issuance to the Management Purchasers (together with the WCAS Purchasers being hereinafter collectively called the "Additional Purchasers"), all pursuant to this Section 1.03 (such WCAS Preferred Shares, Additional
WCAS Class A Common Shares and Additional Management Class A Common Shares being hereinafter collectively called the "Additional Shares", and together with the Initial Shares, being hereinafter collectively called the "Securities").

      (b) The maximum number of Additional Shares that may be purchased by each Additional Purchaser on a Subsequent Closing Date (as hereinafter defined) is set forth opposite the name of such Additional Purchaser on Annex III hereto under the heading "Maximum Number of Additional Class A Common Shares" and/or "Maximum Number of Additional Preferred Shares", as the case may be. The issuance, sale and delivery of the Additional WCAS Class A Common Shares to the WCAS Purchasers and the Additional Management Class A Common Shares to the Management Purchasers on any Subsequent Closing Date shall be PRO RATA among the WCAS Purchasers and the Management Purchasers in proportion to the maximum number of shares of Class A Common Stock to be purchased by such Purchaser on Subsequent Closing Dates as set forth on Annex III. After all of such Additional WCAS Class A Common Shares and Additional Management Class A Common Shares have been issued, sold and delivered (it being understood and agreed that the Company shall first issue, sell and deliver all the available Additional WCAS Class A Common Shares and Additional Management Class A Common Shares prior to the issuance, sale or delivery of any WCAS Preferred Shares hereunder), the issuance, sale and delivery of the WCAS Preferred Shares on any Subsequent Closing Date shall be PRO RATA among the WCAS Purchasers in proportion to the maximum number of shares of Preferred Stock to be purchased by such WCAS Purchaser on Subsequent Closing Dates as set forth on Annex III hereto. The aggregate number of Additional Shares available for purchase by each Additional Purchaser on a Subsequent Closing Date shall be reduced by the aggregate number of Additional Shares purchased by such Additional Purchaser on previous Subsequent Closing Dates.

      (c) On the date (the "Termination Date") that is the earlier to occur of (i) the fifth anniversary of the Initial Closing Date, (ii) such time as the Company shall have consummated an initial public offering (an "IPO") of its common stock registered under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) a Change of Control, the number, if any, of Additional Shares available for purchase hereunder, after taking into account all reductions thereof, shall no longer be subject to any of the provisions of this Section 1.03.

      As used in this Section 1.03(c), the term "Change of Control" shall mean
(i) a consolidation or merger of the Company with or into any other corporation (other than a merger which will not result in more than 50% of the voting capital stock of the Company outstanding being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger in the same proportions in which such shares were held immediately prior to such merger), (ii) a sale of all or substantially all of the properties and assets of the Company as an entirety in a single transaction or in a series or related transactions to any other person, or (iii) the acquisition of "beneficial ownership" by any "person" or "group" (other than the WCAS Purchasers or their affiliates) of voting capital stock of the Company representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise. In addition, (i) the terms "person" and "group" shall have the meanings set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not applicable, (ii) the term "beneficial owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events, and (iii) any "person" or "group" will be deemed to beneficially own any voting stock of the Company so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting stock of a registered holder of the voting stock of the Company.

      (d) At any time prior to the Termination Date, in the event that the Company desires to finance (x) capital expenditures approved by the Board of Directors for the expansion of the Business through additional acquisitions or
(y) operating expenses approved by the Board of Directors of the Company, the Company may, on one or more occasions, notify the WCAS Purchasers and the Management Purchasers that it wishes to issue and sell all or any portion of the Additional Shares in accordance with paragraph (b) above. Such notice (a "Notice of Financing Event") shall be in writing and shall specify (i) the applicable capital expenditure or operating expense (including a brief description thereof), (ii) the aggregate number of Additional Shares (collectively, the "Call Securities") that the Company proposes to issue to the WCAS Purchasers and, if applicable, to the Management Purchasers, (iii) that the Notice of Financing Event has been authorized by the Board of Directors of the Company,
(iv) that the anticipated net proceeds from the sale of the Call Securities will not be greater than is reasonably necessary for the applicable capital expenditure or operating expense and (v) the Subsequent Closing Date for the issuance and sale of the Call Securities; PROVIDED that no Subsequent Closing Date shall be scheduled to occur less than 10 or more than 45 days after the date of the Notice of Financing Event.

      (e) Within five business days after receipt of a Notice of Financing Event pursuant to paragraph (d) above, WCAS VII (on behalf of the Additional Purchasers) shall deliver a notice to the Company (a "Call Notice") that shall state the number of Call Securities allocated to each Additional Purchaser and confirm the Subsequent Closing Date specified in the Notice of Financing Event. Upon receipt of a Call Notice, the Company shall be required to sell such Call Securities to the Additional Purchasers in accordance with Section 1.04 below.

      (f) It is understood and agreed that the Additional Purchasers, as determined by WCAS VII in its sole discretion, shall be entitled to deliver a Call Notice to the Company to purchase any Additional Shares not previously purchased by the Additional Purchasers pursuant to this Section 1.03 at any time prior to the Termination Date, whether or not the Company shall have delivered a Notice of Financing Event.

      SECTION 1.04 ISSUANCE, SALE AND DELIVERY OF ADDITIONAL SECURITIES ON SUBSEQUENT CLOSING DATES. (a) In the event that the Additional Purchasers shall have delivered a Call Notice to the Company as specified in Section 1.03, then, subject to the other terms and conditions of this Agreement, on the Subsequent Closing Date specified in such Call Notice, the Company shall issue, sell and deliver (i) to each WCAS Purchaser, and each WCAS Purchaser shall purchase from the Company, (x) the number of WCAS Preferred Shares, if any, specified in the Call Notice at a purchase price equal to $1,000 per share and/or (y) the number of Additional WCAS Class A Common Shares specified in the Call Notice at a purchase price equal to $2.00 per share and (ii) to each Management Purchaser, and each Management Purchaser shall purchase from the Company, the number of Additional Management Class A Common Shares specified in the Call Notice at a purchase price equal to $2.00 per share. On each Subsequent Closing Date, the Company shall issue to each Additional Purchaser stock certificates in definitive form, registered in the name of such Additional Purchaser evidencing the Additional Shares being purchased by such Additional Purchaser hereunder.

      (b) As payment in full for the Additional Shares being purchased by it hereunder, and against delivery of the certificate or certificates therefore as aforesaid, each Additional Purchaser shall transfer by wire transfer to the account or accounts designated by the Company on each Subsequent Closing Date an amount equal to the applicable purchase price per share referred to in paragraph (a) above multiplied by the number of Additional Shares set forth in the relevant Call Notice.

      SECTION 1.05 SUBSEQUENT CLOSING DATES. Each closing of a sale and purchase of Additional Shares shall take place at the offices of the Company, 17103 Preston Road, Suite 190 North, Dallas, Texas, at 10 a.m., Dallas time, on such date, (which shall not be a day on which banking institutions in the State of Texas or New York are required or authorized to close) as shall be specified in any Call Notice (each such closing being herein called a "Subsequent Closing" and each such date and time being herein called a "Subsequent Closing Date").

                                       II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchasers as follows:

      SECTION 2.01 ORGANIZATION. QUALIFICATIONS AND CORPORATE POWER. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on its ability to carry on its business. The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute and deliver this Agreement, the Amended and Restated Registration Rights Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit B (the "Amended and Restated Registration Rights Agreement") among the Company and the several other parties named therein and the Amended and Restated Stockholders Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit C (the "Amended and Restated Stockholders Agreement") among the Company and the several other parties named therein, to perform its obligations under this Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement, and to issue, sell and deliver the Securities.

      (b) Except as set forth on Schedule 2.01(b) hereto, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or
(ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise.

      SECTION 2.02 AUTHORIZATION OF AGREEMENTS, ETC.

      (a) Each of the execution and delivery by the Company of this Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement, the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale and delivery by the Company of the Securities have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company or any of the properties or assets of the Company is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any subsidiary thereof.

      (b) The Securities have been duly authorized by the Company and, when sold and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Class A Common Stock or Series A Redeemable Stock, as the case may be. The issuance, sale and delivery of the Securities to the Purchasers hereunder is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

      SECTION 2.03 VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. The Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement, when executed and delivered by the Company as provided in this Agreement, and when executed and delivered by the other parties hereto, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

      SECTION 2.04 AUTHORIZED CAPITAL STOCK.

      (a) The authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, $.01 par value, (ii) 20,000,000 shares of Class A Common Stock and (iii) 31,200 shares of Preferred Stock, $.01 par value. All of the issued and outstanding shares of capital stock of the Company are owned of record as set forth on Schedule 2.04(a) hereto.

      (b) Except as contemplated by this Agreement, the Amended and Restated Stockholders Agreement, the Company's Certificate of Incorporation or as set forth on Schedule 2.04(b) hereto, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is no binding commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of the Company's capital stock, any evidences of indebtedness or assets, and (iii) the Company has no obligations (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof

      SECTION 2.05 GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, except as set forth on Schedule 2.05 hereto, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution and delivery of this Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement, the performance of this Agreement, the Amended and Restated Stockholders Agreement and the Amended and

Restated Registration Rights Agreement, or the issuance, sale and delivery of the Securities, other than, if applicable, compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

      SECTION 2.06 CORPORATE TRANSACTIONS. The Company was incorporated on February 27, 1998. Since such date of incorporation, the Company has not conducted any business or otherwise entered into any transactions other than
(w) its organization, the adoption of its By-laws and the election of directors and officers, (x) the authorization and execution of the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement, each dated as of March 2, 1998 and among the Company and the several parties named therein, (y) the authorization of the this Agreement, the Amended and Restated Stockholders Agreement, the Amended and Restated Registration Rights Agreement and the transactions contemplated hereby and thereby and (z) the other transactions set forth on Schedule 2.06 hereto.

      SECTION 2.07 EVENTS SUBSEQUENT TO DATE OF INCORPORATION. Except as contemplated by this Agreement or as set forth on Schedule 2.07 hereto, the Company has not (a) issued any stock, bonds or other corporate securities,
(b) borrowed any amount or incurred any liabilities (absolute or contingent),
(c) discharged or satisfied any lien or incurred or paid any obligation or liability (absolute or contingent), other than expenses incidental to the Company's formation, (d) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities or (e) conducted any business of a material nature.

      SECTION 2.08 ACTIONS PENDING. Except as set forth on Schedule 2.08 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary or any of their respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal, the outcome of which might reasonably be expected to result in any material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its subsidiaries taken as a whole. To the knowledge of the Company, except as set forth on Schedule 2.08 hereto, there does not exist any reasonable basis for any such action, suit, investigation or proceeding.

      SECTION 2.09 TRADE SECRETS. To the knowledge of the Company, (a) no third party has claimed that any person affiliated with the Company or any subsidiary has violated any of the terms or conditions of his employment contract with such third party, or disclosed or utilized any trade secrets or proprietary information or documentation of such third party , or interfered in the employment relationship between such third party and any of its employees and (b ) no person affiliated with the Company or any subsidiary has employed any trade secrets or any information or documentation proprietary to any former employer.

      SECTION 2.10. TAXES. The Company and each subsidiary, as applicable, has duly and timely filed or caused to be filed all Federal, state, local and foreign tax returns that have been required to be filed to date by it and has timely paid or caused to be timely paid all taxes or all assessments received by it to the extent that such taxes or assessments have become due.

      SECTION 2.11 OTHER AGREEMENTS. Neither the Company nor any subsidiary is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

      SECTION 2.12 TITLE TO PROPERTIES. Except as set forth on Schedule 2.12 hereto, the Company and each of its subsidiaries owns its properties and assets free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances.

      SECTION 2.13 COMPLIANCE WITH LAWS. ETC. (a) Each of the Company and its subsidiaries has all material governmental licenses, franchises and permits for the conduct of its business as currently conducted (collectively, "Governmental Permits").

      (b) The business of the Company and each of its subsidiaries is being conducted in compliance with all applicable laws, ordinances, rules and regulations of all governmental authorities relating to their respective properties or applicable to their respective businesses, including without limitation the terms of all Governmental Permits and federal securities laws, other than minor non-compliance that can be cured at nominal cost without adversely affecting the business of the Company or any subsidiary as it is currently conducted. Neither the Company nor any subsidiary has received any notice of any alleged violation of any of the foregoing, nor is the Company aware of any basis for any such allegation.

      SECTION 2.14 AFFILIATED TRANSACTIONS. Except as contemplated by this Agreement or as set forth on Schedule 2.14 hereto, to the knowledge of the Company, no officer, director or stockholder of the Company or any person related by blood or marriage to any such person or any entity in which any such person owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or has any material interest in any material property used by the Company.

      SECTION 2.15 BROKERS' OR FINDERS' FEES. Except as set forth on Schedule 2.15, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company with the Purchasers, without the intervention of any person on behalf of the Company in such a manner to give rise to any claim by any person for a finders' fee, brokerage commission or similar payment.

                                       III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser represents and warrants to the Company, severally and not jointly, as follows:

      SECTION 3.01 AUTHORIZATION. The execution, delivery and performance by such Purchaser of this Agreement, the Amended and Restated Stockholders Agreement, the Amended and Restated Registration Rights Agreement, such Purchaser's Promissory Note, if any, and the purchase and receipt by such Purchaser of the Securities being purchased by it hereunder have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of law, any order of any court or other agency of government applicable to such Purchaser, or any provision of any indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

      SECTION 3.02 VALIDITY. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. The Amended and Restated Stockholders Agreement, the Amended and Restated Registration Rights Agreement and such Purchaser's Promissory Note, if any, when executed and delivered by such Purchaser in accordance with this Agreement, and when executed and delivered by the other parties thereto, will constitute the legal, valid and binding obligation of such Purchaser, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

      SECTION 3.03 INVESTMENT REPRESENTATIONS. (a) Such Purchaser is acquiring the Securities for its own account, for investment, and not with a view toward the resale or distribution thereof in violation of applicable law.

      (b) Such Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not registered under the Securities Act or any applicable state securities laws, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available. Such Purchaser also understands that, except as provided in the Amended and Restated Registration Rights Agreement, it is not contemplated that any registration will be made under the Securities Act or that the Company will take steps which will make the provisions of Rule 144 under the Securities Act available to permit resale of the

Securities. Such Purchaser will not pledge, transfer, convey or otherwise dispose of any of the Securities, except in a transaction that is the subject of either (x) an effective registration statement under the Securities Act and any applicable state securities laws, or (y) an opinion of counsel to the effect that such registration is not required (which opinion and counsel shall be reasonably satisfactory to the Company, it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol shall be satisfactory, and may be relied on by the Company in making such determination), it being intended that the agreements with respect to the Securities contained in this sentence shall be construed consistently with the provisions relating to the same subject matter contained in the Amended and Restated Registration Rights Agreement.

      (c) Such Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment in the Shares being purchased by it for an indefinite period of time. Such Purchaser has had the opportunity to ask questions of, and receive answers from, officers of the Company with respect to the business and financial condition of the Company and the terms and conditions of the offering of the Shares and to obtain additional information necessary to verify such information or can acquire it without unreasonable effort or expense.

      (d) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. Such Purchaser (other than the Purchasers set forth on Schedule 3.03(d) hereto) is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act with respect to its purchase of the Securities, and that if such Purchaser is a partnership, it has not been formed solely for the purpose of purchasing the Securities it is purchasing hereunder (unless each of the partners of such partnership is an accredited investor).

      SECTION 3.04 GOVERNMENTAL APPROVALS. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary by such Purchaser for the valid execution, delivery and performance of this Agreement, the Amended and Restated Stockholders Agreement, the Amended and Restated Registration Rights Agreement and such Purchaser's Promissory Note, other than, if applicable, compliance with the requirements of the HSR Act.

      SECTION 3.05 BROKERS' OR FINDERS' FEES. Except as set forth on Schedule 3.05, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Purchasers with the Company, without the intervention of any person on behalf of the Purchasers in such a manner as to give rise to any claim by any person for a finders' fee, brokerage commission or similar payment.

                                       IV

                              CONDITIONS PRECEDENT

      SECTION 4.01 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser hereunder are, at its option, subject to the satisfaction, on or before the Initial Closing Date, of the following conditions:

      (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Initial Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchasers in writing.

      (b) PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Initial Closing Date, and the Company shall have certified to such effect to the Purchasers in writing.

      (c) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby shall have been taken or obtained by the Company and all documents incident thereto shall be satisfactory in form and substance to such Purchaser and its counsel.

      (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

      (e) AMENDED AND RESTATED STOCKHOLDERS AGREEMENT AND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement.

      (f) CERTIFICATE OF AMENDMENT. The Certificate of Amendment to the Certificate of Incorporation of the Company substantially in the form of Exhibit D hereto shall have been duly adopted and shall have been duly filed with the Secretary of State of the State of Delaware and become legally effective.

      (g) STOCK OPTION PLAN. A stock option plan for the Company substantially in the form of Exhibit E hereto (the "Stock Option Plan") shall have been approved by the Company.

      (h) OPINION OF COUNSEL. The Purchasers shall have received an opinion of Nossaman, Guthner, Knox & Elliott, LLP, substantially in the form of Exhibit F hereto.

      (i) SUPPORTING DOCUMENTS. WCAS VII (on behalf of the Purchasers) and its counsel shall have received copies of the following supporting documents:

      (i)(x) copies of the Certificate of Incorporation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and (y) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

      (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Initial Closing Date and certifying (w) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Amended and Restated Registration Rights Agreement, the Amended and Restated Stockholders Agreement and the issuance, sale and delivery of the Securities, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby; (y) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(x) above; and (z) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Amended and Restated Registration Rights Agreement, the Amended and Restated Stockholders Agreement and the stock certificates representing the Initial Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and

      (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel may reasonably request.

      All such documents shall be satisfactory in form and substance to the Purchasers and their counsel.

      (j) CONSENTS; HSR ACT WAITING PERIOD. The Company shall have obtained all consents required to be obtained pursuant to Section 5.05 hereof. Without limiting the generality of the foregoing, all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

      (k) STOCK PURCHASE AGREEMENT. On the Initial Closing Date, the Stock Purchase Agreement shall have been executed and delivered by each party thereto and the transactions contemplated thereby shall have been consummated.

      SECTION 4.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are, at its option, subject to the satisfaction, on or before the initial Closing Date of the following conditions:

      (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on the Initial Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

      (b) PERFORMANCE. The Purchasers shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by them prior to or on the Initial Closing Date.

      (c) ALL PROCEEDINGS TO BE SATISFACTORY. All proceedings to be taken by the Purchasers and any waivers and consents to be obtained by the Purchasers in connection with the transactions contemplated hereby shall have been taken or obtained by the Purchasers and all documents incident thereto shall be satisfactory in form and substance to the Company and its counsel.

      (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

      (e) AMENDED AND RESTATED STOCKHOLDERS AGREEMENT. AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT AND PROMISSORY NOTE. Each of the Purchasers shall have executed and delivered the Amended and Restated Stockholders Agreement, the Amended and Restated Registration Rights Agreement and such Purchaser's Promissory Note, if any.

      SECTION 4.03 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS WITH RESPECT TO EACH SUBSEQUENT CLOSING. The obligations of each Additional Purchaser to purchase and pay for the Additional Shares being purchased by such Additional Purchaser on each Subsequent Closing Date are, at such Additional Purchaser's option, subject to the satisfaction, on or before such date, of the following conditions:

      (a) CONSUMMATION OF INITIAL CLOSING AND EACH PRIOR SUBSEQUENT CLOSING. On the Initial Closing Date the Company shall have issued and sold the Initial Shares, and on each prior Subsequent Closing Date, the Company shall have issued and sold the Additional Shares being issued and sold on such Subsequent Closing Date.

      (b) PRELIMINARY DOCUMENTATION. If applicable, a Notice of Financing Event shall have been given and shall have been delivered to the Additional Purchasers pursuant to Section 1.03(d) hereof.

      (c) OPINION OF COUNSEL. The Additional Purchasers shall have received from Nossaman, Guthner, Knox & Elliott, LLP (or such other counsel satisfactory to the Additional Purchasers) an opinion dated such Subsequent Closing Date confirming the opinion delivered by such counsel in accordance with
Section 4.01(h) hereof, with such other changes as may be required as a result of the transactions contemplated by this Agreement.

      (d) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company set forth herein shall be true and correct as of such Subsequent Closing Date (except (i) as disclosed in writing to the Additional Purchasers at least three business days prior to such Subsequent Closing Date, which exceptions shall be acceptable to such Additional Purchasers and (ii) that the representations contained in Sections 2.06 and 2.07 hereof shall be replaced in their entirety with the representations as to the financial statements of the Company contained in Annex IV hereto, which representations will be true and correct as of such Subsequent Closing Date), and the Company shall have certified to such effect to the Additional Purchasers in writing.

      (e) PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at such Subsequent Closing Date, and the Company shall have certified to such effect to the Additional Purchasers in writing.

      (f) NO MATERIAL ADVERSE CHANGE. Since the Subsequent Closing Date next preceding such Subsequent Closing Date (or in the case of the first Subsequent Closing Date, since the Initial Closing Date), there shall have been no material adverse change in the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its subsidiaries taken as a whole, and the Company shall have certified to such effect to the Additional Purchasers in writing.

      (g) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Additional Purchasers and their counsel, and the Additional Purchasers and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

      (h) SUPPORTING DOCUMENTS. On or prior to such Subsequent Closing Date
WCAS VII (on behalf of the Additional Purchasers) and its counsel shall have received copies of the supporting documents referred to in Section 4.01(i) above as if such Subsequent Closing Date were the Initial Closing Date.

      All such documents shall be satisfactory in form and substance to the Additional Purchasers and their counsel.

      In the event that the Certificate of Incorporation and/or By-laws of the Company shall not have been amended since the Initial Closing Date, the Company may, in lieu of furnishing such documents, cause the certificate with respect thereto contemplated by paragraphs 4.01(i)(i) and 4.01(i)(ii) above to be replaced by a certificate as to the fact that such documents were previously furnished and as to the absence of any amendments thereto.

      (i) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

      (j) CONSENTS; HSR ACT WAITING PERIOD. The Company shall have obtained all consents required to be obtained pursuant to Section 5.05 hereof. Without limiting the generality of the foregoing, all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

      SECTION 4.04 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY WITH RESPECT TO EACH SUBSEQUENT CLOSING. The obligations of the Company to issue and sell the Additional Shares on each Subsequent Closing Date are, at its option, subject to the satisfaction, on or before such date, of the following conditions:

      (a) CONSUMMATION OF INITIAL CLOSING AND EACH PRIOR SUBSEQUENT CLOSING. On the Initial Closing Date the Purchasers shall have purchased and paid for the Initial Shares, and on each prior Subsequent Closing Date, the Additional Purchasers shall have purchased and paid for the Additional Shares being issued and sold on such Subsequent Closing Date.

      (b) PRELIMINARY DOCUMENTATION. A Call Notice shall have been given pursuant to Section 1.03(e)or 1.03(f).

      (c) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article III hereof as made by the Additional Purchasers shall be true and correct in all material respects on such Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

      (d) PERFORMANCE. Each Additional Purchaser shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at such Subsequent Closing Date.

      (e) ALL PROCEEDINGS TO BE SATISFACTION. All corporate or partnership and other proceedings to be taken by each Purchaser and all waivers and consents to be obtained by any

Purchaser in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Company and its counsel.


                                        V

                                    COVENANTS

      SECTION 5.01 FINANCIAL STATEMENTS, REPORTS, ETC.

      The Company shall furnish to WCAS VII, prior to the consummation of the Company's IPO and for so long as WCAS VII shall hold at least 10% of the Company's outstanding shares of the Class A Common Stock, Common Stock or Preferred Stock:

      (a) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of operations and retained earnings, changes in stockholders' equity and cash flows of the Company for the fiscal year then ended, together with supporting notes thereto, certified in accordance with generally accepted accounting principles, without qualification as to scope of audit, by a firm of independent public accountants of recognized national standing selected by the Company;

      (b) within 30 days after the end of each month in each fiscal year (other than the last month in each fiscal year), a consolidated balance sheet of the Company and the related consolidated statement of operations and retained earnings, unaudited but certified by the principal financial officer of the Company, such balance sheets to be as of the end of such month and such statements of operations and retained earnings to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case subject to normal year-end adjustments;

      (c) within 30 days prior to the beginning of each fiscal year of the Company (and with respect to any revision thereof, promptly after such revision has been prepared), a proposed annual operating budget for the Company, including projected monthly income statements, cash flow statements during such fiscal year and a projected consolidated balance sheet as of the end of such fiscal year, and each monthly financial statement furnished pursuant to (b) above shall reflect variances from such operating budget, as the same may from time to time be revised; and

      (d) promptly upon filing, copies of all registration statements, prospectuses, periodic reports and other documents filed by the Company or any subsidiary with the Securities and Exchange Commission.

      SECTION 5.02 RIGHTS OF INSPECTION. The Company shall, and shall cause its subsidiaries, officers, directors, employees, representatives, advisors and agents to, afford, from the date hereof, the representatives, advisors and agents of WCAS VII (on behalf of the Additional Purchasers) complete access at all reasonable times during normal business hours to its officers, employees, agents, properties, books, records and workpapers, and shall furnish WCAS VII all financial, operating and other information and data that WCAS VII may reasonably request through such representatives, advisors or agents. At the request of WCAS VII, the Company shall promptly furnish to WCAS VII a copy of all material written correspondence, filings, communications (or memoranda setting forth the substance thereof) between the Company or any of its officers, employees, representatives, advisors or agents and any governmental entity with respect to the obtaining of any waivers, consent or approvals and the making of any registrations or filings that are necessary to the transactions contemplated by this Agreement. The Additional Purchasers agree to keep confidential any confidential business information that may be provided to them by the Company pursuant to this Agreement, unless disclosure is required by law as advised by counsel.

      SECTION 5.03 NOTICE OF CERTAIN EVENTS. (a) The Company shall give WCAS VII prompt notice of (i) the occurrence, or failure to occur, of any event that the Company believes would be likely to cause any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in any material respect, (ii) any failure of the Company, or any officer, director, employee or agent thereof, to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any event of default under any agreement with respect to indebtedness for borrowed money or a purchase money obligation, and any event which, upon notice or lapse of time or both, would constitute such an event of default, that would permit the holder of such indebtedness or obligation to accelerate the maturity thereof and (iv) any claim, action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency which, if adversely determined, would materially impair the ability of the Company to carry on its business substantially as now or then conducted.

      (b) For purposes of permitting the WCAS Purchasers to purchase any of the remaining Additional WCAS Class A Common Shares prior to the Termination Date pursuant to Section 1.03(f) hereof, the Company shall give the WCAS Purchasers notice of an IPO or a Change of Control Event at least 20 days prior to the consummation of such IPO or Change of Control Event.

      SECTION 5.04 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Initial Shares hereunder for the acquisition of Columbia International pursuant to the Stock Purchase Agreement and for general corporate or other purposes approved by WCAS VII.

      SECTION 5.05 CONSENTS AND APPROVALS. Prior to the Initial Closing Date and each Subsequent Closing Date, the Company shall promptly apply for or otherwise seek and use its best efforts to obtain all authorizations, consents, waivers and approvals (whether by or from any person, entity, court or governmental agency or authority) as may be required in connection with the consummation of this Agreement and the transactions contemplated hereby. In addition, the Company shall pay any filing fees and expenses relating to compliance with the HSR Act in connection with any transaction to which the Company is a party, regardless of who may be deemed to be the "ultimate parent" of the Company (as such term is defined in the HSR
Act).

      SECTION 5.06 COMPLIANCE WITH LAWS. The Company shall comply, and shall cause each of its subsidiaries to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could have a material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its subsidiaries taken as a whole.

      SECTION 5.07 PREEMPTIVE RIGHTS. (a) Until such time as the Company has consummated an IPO, the Company hereby grants to each of the WCAS Purchasers and Donald Steen (collectively the "Original Investors") the right to purchase such Original Investor's Proportionate Percentage (as hereinafter defined) of any future Eligible Offering (as hereinafter defined). For the purposes of this
Section 5.07, the following terms shall have the meanings set forth below:

      "PROPORTIONATE PERCENTAGE" means, with respect to any such Original Investor as of any date, the result (expressed as a percentage) obtained by dividing (i) the number of shares of Class A Common Stock and Common Stock owned by such Original Investor as of such date, by (ii) the total number of shares of Class A Common Stock and Common Stock outstanding as of such date.

      "ELIGIBLE OFFERING" means an offer by the Company to sell to investors (including any of the Purchasers) for cash shares of capital stock of the Company, or any security convertible into or exchangeable for, or carrying rights or options to purchase, capital stock of the Company, other than an offering of securities by the Company:

         (i) to its full-time employees, and/or officers and/or directors and/or consultants and/or advisors of options to purchase shares of Common Stock in connection with or pursuant to the Stock Option Plan as in effect from time to time; or

         (ii) in connection with any merger of, or acquisition by, the Company;

         (iii) in connection with the conversion or exercise of outstanding securities of the Company;

         (iv) in connection with the issuance of any Additional Shares;

         (v) in a public offering of shares of Common Stock registered under the Securities Act; or

         (vi) to certain investors approved by WCAS VII and the Company; PROVIDED that (x) such securities shall consist of no more than 400,000 shares of Class A Common Stock (at a purchase price of $2.00 per share) and 1,200 shares of Preferred Stock (at a purchase price of $1,OOO per share) and (y) such securities are issued, sold and delivered prior to 60 days after the date hereof.

      (b) The Company shall, before issuing any securities pursuant to an Eligible Offering, give written notice thereof to each Original Investor. Such notice shall specify the security or securities the Company proposes to issue and the consideration that the Company intends to receive therefor. For a period of ten (10) days following the date of such notice, each Original Investor shall be entitled, by written notice to the Company, to elect to purchase all or any part of such Original Investor's Proportionate Percentage of the securities being sold in the Eligible Offering; PROVIDED, HOWEVER, that if two or more securities shall be proposed to be sold as a "unit" in an Eligible Offering, any such election must relate to such unit of securities. In the event that elections pursuant to this Section 5.07 shall not be made with respect to any securities included in an Eligible Offering within such ten (10) day period, then the Company may issue such securities to investors, but only for a consideration payable in cash not less than, and otherwise on no more favorable terms to the investors than, that set forth in the Company's notice and only within 180 days after the end of such ten (10) day period. In the event that any such offer is accepted by a Original Investor or Original Investors, the Company shall sell to such Original Investor or Original Investors, and such Original Investor or Original Investors shall purchase from the Company, for the consideration and on the terms set forth in the notice as aforesaid, the securities that such Original Investor or Original Investors shall have elected to purchase.


                                       VI

                                  MISCELLANEOUS

      SECTION 6.01 EXPENSES, ETC. The Company shall pay its own expenses. All fees and expenses of WCAS VII incident to the negotiation, preparation and execution of this Agreement, including the fees and expenses of counsel, accountants or other advisors (i) shall be paid by the Company in the event that such transactions are consummated and (ii) shall be borne by the party incurring such expense in the event such transactions are not consummated. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, made as a result of any agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

      SECTION 6.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Securities pursuant hereto and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

      SECTION 6.03 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      SECTION 6.04 NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or by overnight courier or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such party at the address or facsimile number set forth below:

      if to the Company, to:

            United Surgical Partners International, Inc.
            17103 Preston Road Suite 190 North
            Dallas, Texas 75248
            Facsimile: 972-267-0084
            Attention: Donald Steen

            with a copy to:

            Nossaman, Guthner, Knox & Elliott, LLP
            445 South Figueroa Street, 31st Floor
            Los Angeles, CA 90071
            Facsimile: 213-612-7801
            Attention: Robert D. Mosher, Esq.

      if to any Purchaser, to such Purchaser at the address appearing on Annex I hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of facsimile, when received.

      SECTION 6.05 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement (including the Exhibits, Annexes and Schedules hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the party to be charged.

      SECTION 6.06 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      SECTION 6.07 ASSIGNMENT. This Agreement may not be assigned by the Company or the Purchasers without the prior written consent of the Company and each of the Purchasers, except that (i) an Additional Purchaser who is an individual may assign the obligation to purchase Additional Shares to an Individual Retirement Account or trust established for such Additional Purchaser's benefit and (ii) an Additional Purchaser may assign the obligation to purchase Additional Shares to an affiliate (as defined in Rule 405 under the Securities Act) of such Additional Purchaser; PROVIDED, that in any such case each assignee agrees to become a party to and be bound by this Agreement and the Amended and Restated Stockholders Agreement.

      SECTION 6.08 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


                                UNITED SURGICAL PARTNERS
                                INTERNATIONAL, INC.



                                By /s/ DONALD STEEN
                                       Donald Steen
                                       Chief Executive Officer


                                WCAS PURCHASERS:


                                WELSH, CARSON, ANDERSON
                                & STOWE VII, L.P.

                                By: WCAS VII Partners, L.P.
                                General Partner



                                By /s/ LAURA VANBUREN
                                       Laura VanBuren
                                       General Partner


                                WCAS HEALTHCARE PARTNERS, L.P.

                                By: WCAS HC Partners
                                General Partner


                                By /s/ LAURA VANBUREN
                                       Laura VanBuren
                                       Attorney-in-Fact

                                Patrick I. Welsh
                                Russell L. Carson
                                Bruce K. Anderson
                                Richard H. Stowe
                                Andrew M. Paul
                                Thomas E. McInerney
                                Robert A. Minicucci
                                Anthony J. deNicola
                                Paul B. Queally




                                /s/ LAURA VANBUREN
                                    Laura VanBuren
                                    Attorney-in-Fact



                                /s/ LAURA VANBUREN
                                    Laura VanBuren



                                /s/ RUDOLPH E. RUPERT
                                    Rudolph E. Rupert



                                /s/ D. SCOTT MACKESY
                                    D. Scott Mackesy



                                /s/ KENNETH MELKUS
                                    Kenneth Melkus

                                MANAGEMENT PURCHASERS:



                                /s/ DONALD STEEN
                                    Donald Steen



                                /s/ SUE SHELLEY
                                    Sue Shelley



                                /s/ LAURIE HOGUE
                                    Laurie Hogue



                                /s/ MICHAEL CREWS
                                    Michael Crews



                                /s/ SUZAN NELSON
                                    SuZan Nelson



                                /s/ DAVID McDONALD
                                    David McDonald

                                                                       EXHIBIT A



                             FORM OF PROMISSORY NOTE



                                    SEE TAB 2

                                                                  EXECUTION COPY

                                   SUE SHELLEY

                                 PROMISSORY NOTE



$250,000                                                          Dallas, Texas
                                                                 April 30, 1998


                  FOR VALUE RECEIVED, the undersigned, SUE SHELLEY ("Payor"), hereby promises to pay to UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation ("Payee"), the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) in lawful money of the United States of America, on May 1, 2002 (the "Payment Date") and to pay interest (computed on the basis of a 365-day year for the actual number of days elapsed) from the date hereof on the unpaid principal amount hereof at the rate of 7% per annum, payable quarterly in arrears on the first day of each calendar quarter commencing on August 1, 1998, until the date the outstanding principal amount hereof shall have become due and payable, whether at maturity or otherwise, and thereafter at the rate of 9% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest, until paid.

                  Payment of principal and interest shall be made at the address of Payee at United Surgical Partners International, Inc., 17103 Preston Road, Suite 190 North, Dallas, Texas, 75248.

                  Notwithstanding any provision of this Note to the contrary, Payor may prepay the outstanding principal of this Note, without penalty or premium, in whole or in part, at any time or from time to time, together with accrued interest to such prepayment date.

                  The outstanding principal amount of this Note, plus interest the date of payment, shall accelerate and become due and payable pursuant to the following provisions:

                  (i) if at any time while any amount of this Note shall be outstanding, (x) Payee shall merge or consolidate with or into any other entity (other than a merger which will not result in more than 50% of the voting capital stock of Payee outstanding being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger in the same proportions in which such stock was held immediately prior to such merger), (y) Payee shall sell all or substantially all of its assets and properties as an entirety in a single transaction or in a series of related transactions to any other person or (z) a majority of the outstanding voting capital stock of Payee shall be acquired by any person (other than Welsh, Carson, Anderson & Stowe VII, L.P. or its affiliates) in a single transaction or series of related transactions, whether by way of merger, consolidation or otherwise (any transaction described in clauses (x), (y) or (a) above being referred to herein as a "Change of Control Event") and in connection with such Change of Control Event Payer receives a cash payment in excess of the outing principal amount of this Note, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the seventh day after the date (if earlier than May 1, 2002) of receipt of such cash payment by Payor;

                  (ii) if at any time while any amount of this Note shall be outstanding (x) a Change of Control Event shall occur in which Payor shall receive freely tradable securities valued at an amount in excess of the outstanding principal amount of this Note or (y) Payee shall complete an initial public offering ("IPO") of its Common Stock, par value S.01, registered under the Securities Act of 1933, as amended, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the date (if earlier than May 1, 2002) that is six months after the date of receipt of such securities by Payor or the consummation of the IPO, as the case may be; and

                  (iii) if at any time while any amount of this Note shall be outstanding Payor's employment with Payee (or any parent of subsidiary thereof) is terminated for any reason, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the date of such termination of Payor's employment.

                  Payor hereby waives presentment, demand, protest, notice and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

                  This Note may not be transferred or assigned by Payor without the consent of the holder of this Note and may not be changed or altered except by a writing duly signed by Payor arid the holder of this Note.

                  This Note shall be governed by and construed in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, Payor has caused this Note to be executed as of the day and year first above written.


                                              By
                                                -------------------------------
                                              Sue Shelley

                                                                  EXECUTION COPY

                                  LAURIE HOGUE

                                 PROMISSORY NOTE



$75,000                                                           Dallas, Texas
                                                                 April 30, 1998


                  FOR VALUE RECEIVED, the undersigned, LAURIE HOGUE
("Payor"), hereby promises to pay to UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation ("Payee"), the principal sum of SEVENTY FIVE THOUSAND DOLLARS ($75,000) in lawful money of the United States of America, on May 1, 2002 (the "Payment Date") and to pay interest (computed on the basis of a 365-day year for the actual number of days elapsed) from the date hereof on the unpaid principal amount hereof at the rate of 7% per annum, payable quarterly in arrears on the first day of each calendar quarter commencing on August 1, 1998, until the date the outstanding principal amount hereof shall have become due and payable, whether at maturity or otherwise, and thereafter at the rate of 9% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest, until paid.

                  Payment of principal and interest shall be made at the address of Payee at United Surgical Partners International, Inc., 17103 Preston Road, Suite 190 North, Dallas, Texas, 75248.

                  Notwithstanding any provision of this Note to the contrary, Payor may prepay the outstanding principal of this Note, without penalty or premium, in whole or in part, at any time or from time to time, together with accrued interest to such prepayment date.

                  The outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable pursuant to the following provisions:

                  (i) if at any time while any amount of this Note shall be outstanding, (x) Payee shall merge or consolidate with or into any other entity (other than a merger which will not result in more than 50% of the voting capital stock of Payee outstanding being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger in the same proportions in which such stock was held immediately prior to such merger), (y) Payee shall sell all or substantially all of its assets and properties as an entirety in a single transaction or in a series of related transactions to any other person or (z) a majority of the outstanding voting capital stock of Payee shall be acquired by any person (other than Welsh, Carson, Anderson & Stowe VII, L.P. or its affiliates) in a single transaction or series of related transactions, whether by way of merger, consolidation or otherwise (any transaction described in clauses (x), (y) or (z) above being referred to herein as a "Change of Control Event") and in connection with such Change of Control Event Payor receives a cash payment in excess of the outstanding principal amount of this Note, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the seventh day after the date (if earlier than May 1, 2002) of receipt of such cash payment by Payor;

                  (ii) if at any time while any amount of this Note shall be outstanding (x) a Change of Control Event shall occur in which Payor shall receive freely tradable securities valued at an amount in excess of the outstanding principal amount of this Note or (y) Payee shall complete an initial public offering ("IPO") of its Common Stock, par value $.01, registered under the Securities Act of 1933, as amended, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due anti payable as of the date (if earlier than May 1, 2002,) that is six months after the date of receipt of such securities by Payor or the consummation of the IPO, as the case may be; and

                  (iii) if at any time while any amount of this Note shall be outstanding Payor's employment with Payee (or any parent of subsidiary thereof) is terminated for any reason, there the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the date of such termination of Payor's employment.

                  Payor hereby waives presentment, demand, protest, notice and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

                  This Note may not be transferred or assigned by Payor without the consent of the holder of this Note and may not be changed or altered except by a writing duly signed by Payor and the holder of this Note.

                  This Note shall be governed by and construed in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, Payor has caused this Note to be executed as of the day and year first above written.


                                                By:
                                                  -----------------------------
                                                Laurie Hogue

                                                                  EXECUTION COPY

                                  MICHAEL CREWS

                                 PROMISSORY NOTE



$125,000                                                          Dallas, Texas
                                                                 April 30, 1998


                  FOR VALUE RECEIVED, the undersigned, MICHAEL CREWS ("Payor"), hereby promises to pay to UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation ("Payee"), the principal sum of ONE HARED TWENTY FIVE THOUSAND DOLLARS ($125,000) in lawful money of the United States of America, on May 1, 2002 (the "Payment Date") and to pay interest (computed on the basis of a 365-day year for the actual number of days elapsed) from the date hereof on the unpaid principal amount hereof at the rate of 7% per annum, payable quarterly in arrears on the first day of each calendar quarter commencing on August 1, 1998, until the date the outstanding principal amount hereof shall have become due and payable, whether at maturity or otherwise, and thereafter at the rate of 9% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest, until paid.

                  Payment of principal and interest shall be made at the address of Payee at United Surgical Partners International, Inc., 17103 Preston Road, Suite 190 North, Dallas, Texas, 75248.

                  Notwithstanding any provision of this Note to the contrary, Payor may prepay the outstanding principal of this Note, without penalty or premium, in whole or in part, at any time or from time to time, together with accrued interest to such prepayment date.

                  The outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable pursuant to the following provisions:

                  (i) if at any time while any amount of this Note shall be outstanding, (x) Payee shall merge or consolidate with or into any other entity (other than a merger which will not result in more than 50 deg. l0 of the voting capital stock of Payee outstanding being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger in the same proportions in which such stock was held immediately prior to such merger), (y) Payee shall sell all or substantially all of its assets and properties as an entirety in a single transaction or in a series of related transactions to any other person or (z) a majority of the outstanding voting capital stock of Payee shall be acquired by any person (other than Welsh, Carson, Anderson & Stowe VII, L.P. or its affiliates) in a single transaction or series of related transactions, whether by way of merger, consolidation or otherwise (any transaction described in clauses (x), (y) or (z) above being referred to herein as a "Change of Control Event") and in connection with such Change of Control Event Payor receives a cash payment in excess of the outstanding principal amount of this Note, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the seventh day after the date (if earlier than May 1, 2002 of receipt of such cash payment by Payor;

                  (ii) if at any time while any amount of this Note shall be outstanding (x) a Change of Control Event shall occur in which Payor shall receive freely tradable securities valued at an amount in excess of the outstanding principal amount of this Note or (y) Payee shall complete an initial public offering ("IPO") of its Common Stock, par value $.01, registered under the Securities Act of 1933, as amended, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the date (if earlier than May 1, 2002) that is six months after the date of receipt of such securities by Payor or the consummation of the IPO, as the case may be; and

                  (iii) if at any time while any amount of this Note shall be outstanding Payor's employment with Payee (or any parent of subsidiary thereof) is terminated for any reason, then the outstanding principal amount of this Note, plus interest accrued thereon through the date of payment, shall accelerate and become due and payable as of the date of such termination of Payor's employment.

                  Payor hereby waives presentment, demand, protest, notice and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

                  This Note may not be transferred or assigned by Payor without the consent of the holder of this Note and may not be changed or altered except by a writing duly signed by Payor and the holder of this Note.

                  This Note shall be governed by and construed in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, Payor has caused this Note to be executed as of the day and year first above written.



                                              By:
                                                 ------------------------------
                                              Michael Crews

                                                                       EXHIBIT B

           FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AMENDMENT

                                    SEE TAB 3

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                                                  April 30, 1998





To the several persons listed in
Schedule I attached hereto:


Ladies and Gentlemen:

                  This Amended and Restated Registration Rights Agreement amends and restates in its entirety the Registration Rights Agreement dated as of March 2, 1998 among United Surgical Partners International, Inc., a Delaware corporation (the "Company"), and the several parties named therein. This will confirm that in consideration of (i) the purchase on March 2, 1998 by the several persons listed on Annex I of the Stock Purchase Agreement dated as of March 2, 1998 (the "Stock Purchase Agreement") among the Company and the several persons named in Annex I thereto of 500,000 shares of Class A Common Stock (the "March 1998 Class A Common Shares"), $.01 par value ("Class A Common Stock"), of the Company pursuant to the Stock Purchase Agreement, (ii) the purchase on the date hereof by the several persons listed on Schedule I hereto of an aggregate 7,500,000 shares of Class A Common Stock (said shares, together with the March 1998 Class A Common Shares, being hereinafter collectively referred to as the "Initial Class A Common Shares") pursuant to the Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement") among the Company and the several persons listed on Annex I thereto, and as an inducement to them to consummate the transactions contemplated by the Securities Purchase Agreement and (iii) the purchase on Subsequent Closing Dates (as defined in the Securities Purchase Agreement) by the purchasers listed under the headings "Management Stockholders" and "WCAS Stockholders" on Schedule I hereto of up to an aggregate 3,475,000 shares of Class A Common Stock (said shares, together with the Initial Class A Common Shares being hereinafter collectively referred to as the "Class A Common Shares") pursuant to the Securities Purchase Agreement, and as an inducement to them to consummate the transactions contemplated by the Securities Purchase Agreement, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock and Investor Shares (as each such term is defined herein) as follows:

                  1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                  "CLASS A COMMON STOCK" shall mean the Class A Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 10 hereof.

                  "CLASS A CONVERSION SHARES" shall mean the shares of Common Stock issued upon conversion of the Class A Common Shares.

                  "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Common Stock, $.0l par value, of the Company, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 10 hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "INVESTOR CONVERSION SHARES" shall mean the shares of Common Stock issuable upon conversion of the Investor Shares.

                  "INVESTOR SHARES" shall mean the shares of Class A Common Stock purchased (x) on March 2, 1998 pursuant to the Stock Purchase Agreement by Donald Steen and (y) pursuant to the Securities Purchase Agreement by the parties listed on Schedule I hereto under the heading "Management Stockholders". Except as otherwise provided herein, each reference in this Agreement to the term "Investor Shares" shall be deemed to include the Investor Conversion Shares.

                  "REGISTRATION EXPENSES" shall mean the expenses so described in Section 8 hereof.

                  "RESTRICTED STOCK" shall mean any shares of capital stock of the Company, the certificates for which are required to bear the legend set forth in Section 2 hereof, except such term shall not include the Investor Shares.

                  "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean the expenses so described in
Section 8 hereof.

                  2. RESTRICTIVE LEGEND. Each certificate representing the Class A Common Shares and Class A Conversion Shares, and each certificate issued upon exchange or transfer of any of such securities, as the case may be, other than in a public sale or as otherwise permitted by the last paragraph of paragraph 3 hereof shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES

                  ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                  3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Stock or Investor Shares, as the case may be, (other than under the circumstances described in Section 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Nossaman, Guthner, Knox & Elliott, LLP shall be satisfactory) to the effect that the proposed transfer of the Restricted Stock or Investor Shares, as the case may be, may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock or Investor Shares, as the case may be, shall be entitled to transfer such Restricted Stock or Investor Shares, as the case may be, in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion or other documentation shall be required if such notice shall cover a distribution by Welsh, Carson, Anderson & Stowe VII, L.P. ('"WCAS VII") or WCAS Healthcare Partners, L.P. to their respective partners. Each certificate for Restricted Stock or Investor Shares, as the case may be, transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

                  The foregoing restrictions on transferability of Restricted Stock or Investor Shares shall terminate as to any particular shares of Restricted Stock or Investor Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock or Investor Shares is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) (or other equivalent rule) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock or Investor Shares shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

                  4. REQUIRED REGISTRATION.

                  (a) At any time, WCAS VII (on behalf of the holders of Restricted Stock) may request the Company to register under the Securities Act all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice; PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock.

                  (b) Promptly following receipt of any notice under paragraph 4(a) above, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and holders of Investor Shares and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders of Restricted Stock and holders of Investor Shares within 20 days after their receipt of such notice from the Company); PROVIDED, HOWEVER, that if the proposed method of disposition specified by the requesting holders shall be an underwritten public offering, the number of shares of Restricted Stock or Investor Shares or both, as the case may be, to be included in such an offering may be reduced (PRO RATA among the requesting holders of Investor Shares and Restricted Stock based on the number of shares of Investor Shares and Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock and Investor Shares, as the case may be, to be sold. If such method of disposition shall be an underwritten public offering, the selling holders of at least two thirds of the Restricted Stock included in the offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld. The Company shall be obligated to register Restricted Stock and Investor Shares pursuant to this paragraph 4(b) on two occasions only. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this paragraph 4(b) shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock and Investor Shares to be sold. Except as provided in this paragraph (c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

         5. FORM S-3 REGISTRATION.

                  (a) If the Company shall receive from any holder or holders of Restricted Stock, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Restricted Stock owned by such holder or holders, the Company will:

                  (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Restricted Stock and Investor Shares; and

                  (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Restricted Stock or Investor Shares, as the case may be, as are specified in such request, together with all or such portion of the Restricted Stock or Investor Shares of any holder or holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5 (A) more than once in any 180-day period, or (B) if the Company is not entitled to use Form S-3; and PROVIDED, FURTHER, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock and Investor Shares so requested to be registered as soon as practicable after receipt of the request or requests of the holders of the Restricted Stock and Investor Shares, as the case may be.

                  (b) Registrations effected pursuant to this Section 5 shall not be counted as requests for registration effected pursuant to Section 4.

                  (c) Notwithstanding anything to the contrary contained in this Agreement, the Board of Directors of the Company will be entitled to postpone the filing period (or suspend the effectiveness or use) of any registration statement relating to the Restricted Stock or Investor Shares, as the case may be, pursuant to this Section 5 for a reasonable period of time not in excess of 90 calendar days, if the Board determines, in its reasonable business judgment, that such registration and offering could materially interfere with bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which could, in the Board's reasonable business judgment, materially and adversely affect the Company. If the Board postpones the filing (or suspends the effectiveness or use) of a registration statement pursuant to this Section 5, it will promptly notify, in writing, the holders of Restricted Stock or Investor Shares, as the case may be, that requested such registration when the events or circumstances permitting such postponement have ended.

                  6. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 or 5 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock of Investor Shares for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock and Investor Shares of its intention to do so. Upon the written request of any such holder, given within twenty (20) days after receipt of any such notice by the Company, to register any of its Restricted Stock or Investor Shares or both, as the case may be (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock or Investor Shares or both, as the case may be, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock or Investor Shares, as the case may be, so registered; PROVIDED, HOWEVER, that nothing herein shall prevent the Company from abandoning or delaying such registration at any time; PROVIDED, FURTHER, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Restricted Stock or Investor Shares, as the case may be, shall specify that either (i) such Restricted Stock or Investor Shares, as the case may be, is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock or Investor Shares, as the case may be, is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances.
The number of shares of Restricted Stock or Investor Shares or both, as the case may be, to be included in such an underwriting may be reduced (PRO RATA among the requesting holders of Investor Shares and Restricted Stock based upon the number of shares of Investor Shares and Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein or by holders of Restricted Stock if such securities are being sold pursuant to
Section 4 hereof; PROVIDED, HOWEVER, that such number of shares of Restricted Stock or Investor Shares or both, as the case may be, shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or the holders of Restricted Stock and Investor Shares.

                  Notwithstanding anything to the contrary contained in this Agreement, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Stock or Investor Shares or both, as the case may be, and a holder of Restricted Stock or Investor Shares, as the case may be, does not elect to sell his Restricted Stock or Investor Shares, as the case may be, to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock or Investor Shares, as the case may be, during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock or Investor Shares, as the case may be, commencing on the 90th day after the effective date of such registration statement.

                  7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Restricted Stock or Investor Shares or both, as the case may be, under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare (and afford one counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S- I or another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare (and afford one counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock or Investor Shares or both, as the case may be, covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock or Investor Shares or both, as the case may be, covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock or Investor Shares or both, as the case may be, covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or Investor Shares or both, as the case may be, or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

                  (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock or Investor Shares or both, as the case may be, is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

                  (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(e) hereof, the period of distribution of Restricted Stock or Investor Shares or both, as the case may be, in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock or Investor Shares or both, as the case may be, in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock or Investor Shares or both, as the case may be, covered thereby or six months after the effective date thereof.

                  In connection with each registration hereunder, the selling holders of Restricted Stock and Investor Shares, if applicable, will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4, 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, PROVIDED, HOWEVER, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and PROVIDED, FURTHER, HOWEVER, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Restricted Stock and Investor Shares, if applicable.

                  8. EXPENSES. All expenses incurred by the Company in complying with Sections 4, 5 and 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc. or any successor thereto, transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and expenses of one counsel for all sellers of Restricted Stock and Investor Shares, as the case may be, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock or Investor Shares or both, as the case may be, are herein called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section 4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                  9. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock or Investor Shares or both, as the case may be, under the Securities Act pursuant to Section 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock or Investor Shares, as the case may be, thereunder and each underwriter of Restricted Stock or Investor Shares or both, as the case may be, thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock or Investor Shares or both, as the case may be, was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                  In the event of a registration of any of the Restricted Stock or Investor Shares or both, as the case may be, under the Securities Act pursuant to Section 4, 5 or 6 hereof, each seller of such Restricted Stock or Investor Shares, as the case may be, thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock or Investor Shares or both, as the case may be, was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock or Investor Shares, as the case may be, covered by such registration statement.

                  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for such indemnified party as aforesaid, (ii) the interests of such indemnified party may be reasonably deemed to conflict with the interests of the indemnifying party as aforesaid or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party (except to the extent set forth in clause (ii) and (iii) in the prior sentence of this paragraph). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Restricted Stock or Investor Shares, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Restricted Stock or Investor Shares, as the case may be, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation (even if all of the sellers of such Restricted Stock or Investor Shares, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock or Investor Shares, as the case may be shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  The indemnification of underwriters provided for in this
Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock or Investor Shares or both, as the case may be, in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

                  10. CHANGES IN COMMON STOCK AND CLASS A COMMON STOCK. If, and as often as, there are any changes in the Common Stock or Class A Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock and Class A Common Stock as so changed.

                  11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

                  12. RULE 144 REPORTING. The Company agrees with you as follows:

                  (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date it is first required to do so.

                  (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under
Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

                  13.  MISCELLANEOUS.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing, and shall be personally delivered, or shall be sent by national overnight courier service or by certified or registered mail, postage prepaid and addressed as follows:

                  if to the Company, to it at:

                  United Surgical Partners International, Inc.
                  17103 Preston Road
                  Suite 190 North
                  Dallas, TX 75248
                  Facsimile:  972-267-0084
                  Attention:  Chief Executive Officer

                  with a copy to:

                  Nossaman, Guthner, Knox & Elliott, LLP
                  445 South Figueroa Street
                  Los Angeles, CA 90071
                  Facsimile: 213-612-7801
                  Attention: Robert Mosher, Esq.


                  if to any holder of Restricted Stock, to it at the address set forth in Schedule I hereto;

                  if to any holder of Investor Shares, to it at the address set forth in Schedule I hereto;

                  if to any subsequent holder of Restricted Stock or Investor Shares, to it at such address as may have been furnished to the Company in writing by such holder;

                  or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or Investor Shares) or to the holders of Restricted Stock or Investor Shares (in the case of the Company).

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing signed by the Company and the holders of not less than two thirds of the Restricted Stock and Investor Shares then outstanding; PROVIDED that no such modification or amendment shall deprive any holder of Restricted Stock or Investor Shares of any material right under this Agreement without such holder's consent. The Company will not grant any registration rights to any other person without the written consent of the holders of at least two thirds of the Restricted Stock and Investor Shares then outstanding if such rights could reasonably be expected to conflict with, or be on a parity with, the rights of holders of Restricted Stock of Investor Shares granted under this

Agreement; PROVIDED, HOWEVER, that notwithstanding the foregoing, any amendment solely to grant registration rights to additional holders of the capital stock of the Company may be effected in a writing executed solely by the Company and such additional holders if such registration rights are no more favorable than the registration rights granted to any holder of Investor Shares. Any amendment to this Agreement to grant such registration rights to the such additional holders of the capital stock of the Company shall not be deemed to be an amendment that adversely affects the rights of any holder hereunder.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                                                  Very truly yours,

                                                  UNITED SURGICAL PARTNERS
                                                  INTERNATIONAL, INC.


                                                  By:
                                                     ---------------------------
                                                         Donald Steen
                                                         Chief Executive Officer

AGREED TO AND ACCEPTED
as of the date first above written:

WCAS STOCKHOLDERS:

WELSH, CARSON, ANDERSON
& STOWE VII, L.P.

By:  WCAS VII Partners, L.P.
General Partner



By:
   ---------------------------
Laura Van Buren
General Partner

WCAS HEALTHCARE PARTNERS, L.P.

By: WCAS HC Partners
General Partner


By
   ---------------------------
Laura Van Buren
Attorney-in-Fact


Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Robert A. Minicucci
Anthony J. deNicola
Paul B. Queally

------------------------------
By Laura VanBuren
Attorney-in-Fact



------------------------------
Laura VanBuren



------------------------------
Rudolph E. Rupert



------------------------------
D. Scott Mackesy



------------------------------
Kenneth Melkus


MANAGEMENT STOCKHOLDERS:



------------------------------
Donald Steen



------------------------------
Sue Shelley



------------------------------
Laurie Hogue

------------------------------
Michael Crews



------------------------------
SuZan Nelson



------------------------------
David McDonald

                         SCHEDULE I



1.   Management Stockholders

Donald Steen
Sue Shelley
Laurie Hogue
Michael Crews
SuZan Nelson
David McDonald

c/o United Surgical Partners
     International, Inc.
17103 Preston Road
Suite 190 North
Dallas, TX 75248
Facsimile: 972-267-0084

2.   WCAS Stockholders

Welsh, Carson, Anderson
     & Stowe VII, L.P.
WCAS Healthcare
     Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
Robert A. Minicucci
Anthony deNicola
Paul B. Queally
Rudolph E. Rupert
D. Scott Mackesy
Kenneth Melkus

c/o Welsh, Carson, Anderson
     & Stowe
320 Park Avenue
Suite 2500
New York, NY 10022
Facsimile: 212-893-9575
with a copy to:

Reboul, MacMurray, Hewitt, Maynard & Kristol
45 Rockefeller Plaza
New York, NY 10111
Facsimile: 212-841-5725
Attention: Othon Prounis, Esq.

                                                                       EXHIBIT C



               FORM OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT









                                    SEE TAB 4

                                                                  EXECUTION COPY



                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT



                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of April 30, 1998, by and among TED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company"), WELSH, CARSON, ANDERSON & STOWE VII, L.P. ("WCAS") and the several other stockholders named in Schedule I hereto (WCAS and such other stockholders being hereinafter at times referred to individually as a "Stockholder" and collectively as the "Stockholders").

                  WHEREAS, the Company and certain Stockholders (the "Original Stockholders")are parties to a Stock Purchase Agreement dated as of March 2, 1998 (the "Stock Purchase Agreement") pursuant to which the Original Stockholders purchased from the Company an aggregate 500,000 shares of Class A Common Stock, $.01 par value ("Class A Common Stock"),of the Company;


                  WHEREAS, in connection with the closing of the transactions contemplated by the Stock Purchase Agreement, the Company and the Original Stockholders entered into a Stockholders Agreement dated as of March 2, 1998 (the "Stockholders Agreement") which set forth certain arrangements among the Company and the Original Stockholders with respect to the matters described therein;

                  WHEREAS, the Company and the Stockholders have entered into a Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement") pursuant to which the Stockholders are purchasing from the Company on the Initial Closing Date (as defined therein) an aggregate 7,500,000 shares of Class A Common Stock, all on the terms and subject to the conditions set forth in the Securities Purchase Agreement;

                  WHEREAS, the Securities Purchase Agreement provides that the certain Stockholders may purchase from the Company on Subsequent Closing Dates (as defined therein)up to an aggregate 3,475,000 shares of Class A Common Stock and up to an aggregate 30,000shares of Series A Redeemable Preferred Stock, $.01 par value, of the Company, all on the terms and subject to the conditions set forth in the Securities Purchase Agreement;

                  WHEREAS, the Company and each of the Stockholders desire to amend and restate the Stockholders Agreement and to make certain arrangements among themselves with respect to the matters set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree that the Stockholders Agreement shall be amended and restated as follows:

                  SECTION 1. VOTING AGREEMENT. (a) At each annual or special stockholders meeting called for such purpose, and whenever the stockholders of the Company act by written consent with respect to election of directors, each Stockholder agrees to vote or otherwise give such Stockholder's consent in respect of all shares of capital stock of the Company (whether now or hereafter acquired) owned by such Stockholder or as to which such Stockholder is entitled to vote, and the Company shall take all necessary and desirable actions within its control, in order to cause the election to the Board of Directors of the Company of the Chief Executive Officer of the Company, which individual will initially be Donald Steen.

                  (b) The Board of Directors shall meet on at least a quarterly basis unless otherwise agreed by the Board. The Company will reimburse all such directors for travel expenses reasonably incurred in connection with attending meetings of the Board.

                  SECTION 2. INVESTOR TRANSFER RESTRICTIONS. (a) Each of the Stockholders listed on Schedule I hereto under the heading "Investors" (the "Investors") shall be entitled at any time to transfer (x) the shares of capital stock of the Company owned by such Investor by will or by the laws of descent and distribution or (y) up to 10% of the shares of capital stock of the Company owned by such Investor by gift to such Investor's spouse, lineal descendants, parents or siblings (or to a trust for the benefit of any of the foregoing); provided that any such transferee shall agree in writing with the Company to be bound by, and to comply with, all applicable provisions of this Agreement and to be deemed to be an Investor for purposes of this Agreement. Except for such transfers by will or by the laws of descent and distribution or by gift as described in clauses (x) and (y) above, each Investor shall not be entitled to sell, pledge or otherwise transfer shares of capital stock of the Company unless such Investor complies with the provisions of Sections 3 and 4 below.

                  SECTION 3. RIGHT OF FIRST REFUSAL. Subject to the provisions of Section 2 above, an Investor (a "Selling Investor" for purposes of this Section 3) may sell for cash all or any portion of the capital stock of the Company held by him (whether now or hereafter acquired) at any time, pursuant to a bona fide offer from a third party, subject to such Selling Investor's compliance with the following provisions:

                  (a) The Selling Investor shall promptly deliver a notice of intention to sell (a "Sale Notice") to the Company setting forth in reasonable detail the capital stock of the Company to be sold (the "Subject Securities"), the identity of the proposed purchaser and the proposed purchase price and terms of sale (including a copy of any written offer or indication of interest).

                  (b) Upon receipt of a Sale Notice from the Selling Investor, the Company shall have the first right and option to elect to purchase at the price and on the terms stated in the Sale Notice, all or part of the number of the Subject Securities. In the event that the Company shall elect to purchase all or part of the Subject Securities, the Company shall so notify the Selling Investor within 20 days (the "Company Option Period") after the receipt by the Company of the Sale Notice. Any such election shall be made by written notice (a "Company Notice of Election") to the Selling Investor.

                  (c) If the Company Notice of Election with respect to the Subject Securities shall have been received as aforesaid by the Selling Investor, the Selling Investor shall sell such

Subject Securities to the Company at the price and on the terms stated in the Sale Notice. The closing of such sale of Subject Securities shall take place at the offices of the Company no later than 20 days following the expiration of the Company Option Period (or upon the expiration of such longer period if required by law), or such other place and earlier date as may be agreed by all parties to the transaction. At such closing the Selling Investor shall deliver a certificate or certificates for the Subject Securities to be sold, accompanied by stock powers with signatures guaranteed and all necessary stock transfer stamps affixed, against receipt of the purchase price therefor by certified or official bank check in New York Clearing House Funds or by wire transfer of immediately available funds.

                  (d) Any Subject Securities not sold pursuant to the provisions of this Section 3 may be sold (in compliance with Section 4 below) to the person identified in the related Sale Notice for a period of 60 days following the expiration of the Company Option Period or to any person or persons at a price not lower than the price specified in the Sale Notice and on other terms not materially more favorable to the purchaser than those specified in the Sale Notice. Any Subject Securities not sold by such 60th day shall again be subject to the restrictions contained in this Agreement.

                  SECTION 4. RIGHT OF CO-SALE. Any Stockholder (for purposes of this Section 4, a "Selling Stockholder"), subject to compliance with the provisions of Sections 2 and 3 above (if applicable), may sell all or any portion of the Class A Common Stock held by him (whether now or hereafter acquired), subject to such Stockholder's compliance with the following provisions:

                  (a) Such Selling Stockholder shall promptly deliver a notice of intention to sell (a "Co-Sale Notice") to the Company and to each Stockholder setting forth the number of shares of Class A Common Stock to be sold (the "Co-Sale Securities") and the proposed purchase price and terms of sale, except that no Co-Sale Notice need be given by any Selling Stockholder exercising any right to sell securities in response to a Co-Sale Notice delivered pursuant to this paragraph (a). Upon receipt of the Co-Sale Notice, each Stockholder shall have the right and option to elect to sell, at the price and on the terms stated in the Co-Sale Notice, all or part of that number of shares of Class A Common Stock which is equal to the product obtained by multiplying (i) the aggregate number of shares of Class A Common Stock covered by the proposed sale by (ii) a fraction, the numerator of which is the number of shares of Class A Common Stock at the time owned by such Stockholder and the denominator of which is the number of shares of Class A Common Stock at the time owned by all the Stockholders. Any such election shall be made by written notice (a "Co-Sale Notice of Election") to the Selling Stockholder and the Company within 10 business days after receipt by such Stockholder of the Co-Sale Notice. Thereupon, the Selling Stockholder shall not sell any of the Co-Sale Securities (i) except at the price and on the terms stated in its Co-Sale Notice and (ii) if a Stockholder shall have delivered a Co-Sale Notice of Election in respect thereof as aforesaid, unless such Stockholder shall have been afforded the opportunity to sell the shares in respect of which such Co-Sale Notice of Election shall have been delivered, at said price and on said terms.

                  (b) Any Co-Sale Securities not sold pursuant to the provisions of (a) above shall again be subject to the restrictions contained in this Agreement and shall not thereafter be sold, except in compliance with the applicable provisions of this Agreement.

                  (c) Upon electing to participate in a proposed sale pursuant to paragraph (a) above, each Stockholder (i) shall deliver to the Company, as its agent, for transfer to the proposed acquiror, one or more certificates, duly endorsed for transfer or accompanied by stock transfer powers duly endorsed for transfer, with all stock transfer taxes paid and stamps affixed, which represent the number of shares of Class A Common Stock that such Stockholder shall have so elected to sell and (ii) shall not be subject to Sections 2 and 3 hereof, if applicable.

                  (d) The stock certificate or certificates delivered by each Stockholder to the Company pursuant to paragraph (c) above shall be transferred by the Company to the acquiror in consummation of the sale of the Class A Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Company shall promptly thereafter remit to such Stockholder that portion of the proceeds to which such Stockholder is entitled by reason of such participation.

                  SECTION 5. SALE AND PURCHASE OPTIONS ON TERMINATED MANAGEMENT STOCKHOLDER SHARES. (a) In the event that any of the Investors listed on
Schedule I hereto under the subheading "Management Stockholders" (the "Management Stockholders") shall cease to be employed by the Company or any subsidiary or affiliate thereof on a full-time basis prior to the third anniversary of the date hereof, the Company shall have the right and option, exercisable by written notice (the "Company Repurchase Notice") to such Management Stockholder (the "Departing Management Stockholder") within 20 days of the date such Departing Management Stockholder ceases to be so employed (the "Termination Date"), to purchase, at a price of $2 per share, the number of shares of Class A Common Stock held by such Departing Management Stockholder on the Termination Date (all of such shares then held, the "Departing Management Stockholder Shares") set forth below:

                  (i) in the event that such employment of the Departing Management Stockholder has been terminated by the Company or any subsidiary or affiliate thereof for any reason other than for Cause (as defined below), then the Company shall have the right to purchase the following number of shares: (w) all of the Departing Management Stockholder Shares if the Termination Date is prior to the first anniversary of the date hereof, (x) 66 2/3% of the Departing Management Stockholder Shares if the Termination Date is on or after the first anniversary of the date hereof and prior to the second anniversary of the date hereof, (y) 33 1/3(degree)la of the Departing Management Stockholder Shares if the Termination Date is on or after the second anniversary of the date hereof and prior to the third anniversary of the date hereof and (z) no Departing Management Stockholder Shares after the third anniversary of the date hereof; and

                  (ii) in the event that such employment of the Departing Management Stockholder ceases for any reason other than as set forth in clause (i) above prior to the third anniversary of the date hereof, then the Company shall have the right to purchase all of the Departing Management Stockholder Shares.

                  (b) In the event that the employment of the Departing Management Stockholder on a full-time basis has been terminated by the Company or any subsidiary or affiliate thereof for any reason other than for Cause prior to the third anniversary of the date hereof and such Departing Management Stockholder has not received a Company Repurchase Notice from the

Company within 20 days of the Termination Date, the Departing Management Stockholder shall have the right and option, exercisable by written notice to the Company (the "Stockholder Repurchase Notice'") within 40 days of the Termination Date, to sell to the Company the Departing Management Stockholder Shares at a price of $2 per share.

                  For the purposes of this Section 5, a termination for Cause shall include a termination by the Company by reason of the following actions, failures or events by or affecting the Departing Management Stockholder: (i) indictment for a felony, (ii) acts of dishonesty or moral turpitude that are detrimental to the Company or its subsidiaries or affiliates, (iii) acts or omissions which the Departing Management Stockholder knew or should have reasonably known were likely to damage the business of the Company or its subsidiaries or affiliates, (iv) failure by the Departing Management Stockholder to obey the reasonable and lawful orders of the Board of Directors of the Company or (v) gross negligence by the Departing Management Stockholder in the performance of, or willful disregard by the Departing Management Stockholder of, his employment duties to the Company or its subsidiaries or affiliates.

                  (c) The closing for any sale and purchase of the Departing Management Stockholder Shares pursuant to the provisions of this Section 5 will take place at the offices of the Company on the date specified in Company Repurchase Notice or Stockholder Repurchase Notice, as the case may be, which date shall be a business day not later than 20 days after the date of the Company Repurchase Notice or Stockholder Repurchase Notice, as the case may be . At such closing, the Departing Management Stockholder shall deliver the certificates representing the Departing Management Stockholder Shares, duly endorsed for transfer, against payment in cash by the Company of the purchase price of $2 per share. Notwithstanding the foregoing, the Company may cancel any amount of indebtedness of the Departing Management Stockholder to the Company in lieu of payment of an equal amount of the cash purchase price. In the event that the Departing Management Stockholder does not deliver the certificates representing the Departing Management Stockholder Shares as aforesaid, then such Management Stockholder shall thereafter cease to have any rights with respect to the Departing Management Stockholder Shares represented thereby, except the right to receive the purchase price with respect thereto, without interest thereon, upon the surrender of such certificates in accordance with this Section S.

                  SECTION 6. LEGEND ON STOCK CERTIFICATES. Each certificate representing shares of capital stock purchased by any Stockholder or issued in exchange of or upon conversion of any of the securities purchased thereby shall conspicuously bear the following legend until such time as the shares represented thereby are no longer subject to the provisions hereof

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF APRIL, 30, 1998, AMONG THE ISSUER AND THE OTHER PARTIES THERETO. COPIES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMP."

                  The Company covenants that it shall keep a copy of this Agreement on file at the address listed in Section 12 for the purpose of furnishing copies to the holders of record of shares of capital stock of the Company.

                  SECTION 7. DURATION OF AGREEMENT. This Agreement shall terminate upon the earliest to occur of (i) the tenth anniversary of the date hereof, (ii) the consummation of an initial public offering registered under the Securities Act of 1933, as amended, of shares of Common Stock, par value $.01, of the Company, (iii) the consummation of any sale, transfer or other disposition of all or substantially all the capital stock or assets of the Company for cash, or (iv) with respect to any Stockholder, the date on which such Stockholder no longer owns any shares of capital stock of the Company.

                  SECTION 8. REPRESENTATIONS AND WARRANTIES. Each
Stockholder represents and warrants to the Company and the other
Stockholders as follows:

                  (a) The execution, delivery and performance of this Agreement by such Stockholder will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such Stockholder or any of its or his properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Stockholder.

                  (b) This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

                  SECTION 9. HEADINGS. Headings of articles, sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not affect the interpretation or be deemed to constitute a part hereof.

                  SECTION 10. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement.

                  SECTION 11. BENEFITS OF AGREEMENT. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns. Subject to compliance with the terms of this Agreement, each Stockholder shall have the right to assign its interests hereunder to any transferee of the capital stock of the Company; provided that such transferee shall agree in writing with the parties hereto to be bound by, and to comply with, all applicable provisions of this Agreement and to be deemed to be a Stockholder for purposes of this Agreement.

                  SECTION 12. NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient and received if contained in a written instrument delivered in person or by courier or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such party at the address or facsimile number set forth below:

                  (1) if to the Company, to:

                           United Surgical Partners International, Inc.
                           17103 Preston Road
                           Suite 190 North
                           Dallas, TX 75248
                           Facsimile: 972-267-0084
                           Attention: Chief Executive Officer
                           with a copy to:

                           Nossaman, Guthner, Knox & Elliott, LLP
                           445 South Figueroa Street
                           31st Floor
                           Los Angeles, CA 90071
                           Facsimile: 213-612-7801
                           Attention: Robert Mosher, Esq.

                  (2) if to any other Stockholder, to the address of such Stockholder appearing in Schedule I hereto;

or, in any case, at such other address or facsimile number as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of facsimile, when received.

                  SECTION 13. MODIFICATION. Except as otherwise provided herein, neither this Agreement nor any provision hereof may be modified, changed, discharged or terminated except by an instrument in writing signed by the Company, WCAS and the holders of the majority of the aggregate voting power of shares of capital stock (on an as-converted basis) of the Company held by the Management Stockholders; provided, however, that no modification or amendment shall be effective to reduce the percentage of the shares of capital stock of the Company the consent of the holders of which is required under this Section
12. Notwithstanding the foregoing, the Company may amend this Agreement without the consent of the Stockholders solely to add stockholders to Schedule I hereto (which stockholders shall be included in the definition of ,,Investors" hereunder).

                  SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  SECTION 15. GOVERNING LAW. This Agreement shall be governed by, enforceable under, and construed in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

                                          UNITED SURGICAL PARTNERS
                                          INTERNATIONAL, INC.


                                          By       /s/ DONALD STEEN
                                            ---------------------------------
                                          Donald Steen
                                          Chief Executive Officer


                                          MANAGEMENT STOCKHOLDERS:



                                          /s/ DONALD STEEN
                                          -----------------------------------
                                          Donald Steen



                                          /s/ SUE SHELLEY
                                          -----------------------------------
                                          Sue Shelley



                                          /s/ LAURIE HOGUE
                                          -----------------------------------
                                          Laurie Hogue



                                          /s/ MICHAEL CREWS
                                          -----------------------------------
                                          Michael Crews



                                          /s/ SUZAN NELSON
                                          -----------------------------------
                                          SuZan Nelson



                                          /s/ DAVID MCDONALD
                                          -----------------------------------
                                          David McDonald

                                          WCAS STOCKHOLDERS:
                                          WELSH, CARSON, ANDERSON &
                                          STOWE VII, L.P.

                                          By: WCAS VII Partners, L.P.
                                          General Partner



                                          By       /s/ LAURA VANBUREN
                                            ---------------------------------
                                          Laura VanBuren
                                          General Partner

                                          WCAS HEALTHCARE
                                          PARTNERS, L.P.

                                          By: WCAS HC Partners
                                          General Partner



                                          /s/ LAURA VANBUREN
                                          -----------------------------------
                                          Laura VanBuren
                                          Attorney-in-Fact

                                          Patrick J. Welsh
                                          Russell L. Carson
                                          Bruce K. Anderson
                                          Richard H. Stowe
                                          Andrew M. Paul
                                          Thomas E. McInerney
                                          Robert A. Minicucci
                                          Anthony J. deNicola
                                          Paul B. Queally



                                          /s/ LAURA VANBUREN
                                          -----------------------------------
                                          Laura VanBuren
                                          Attorney-in-Fact



                                          /s/ LAURA VANBUREN
                                          -----------------------------------
                                          Laura VanBuren

                                          /s/ RUDOLPH E. RUPERT
                                          -----------------------------------
                                          Rudolph E. Rupert



                                          /s/ D. SCOTT MACKESY
                                          -----------------------------------
                                          D. Scott Mackesy



                                          /s/ KENNETH MELKUS
                                          -----------------------------------
                                          Kenneth Melkus



                                          /s/ LAURA VANBUREN
                                          -----------------------------------
                                          Laura VanBuren



                                          /s/ RUDOLPH E. RUPERT
                                          -----------------------------------
                                          Rudolph E. Rupert



                                          /s/ D. SCOTT MACKESY
                                          -----------------------------------
                                          D. Scott Mackesy



                                          /s/ KENNETH MELKUS
                                          -----------------------------------
                                          Kenneth Melkus

                                             SCHEDULE I - STOCKHOLDERS

1    Investors

     a.  Management Stockholders

     Donald Steen
     Sue Shelley
     Laurie Hogue
     Michael Crews
     SuZan Nelson
     David McDonald


     c/o United Surgical Partners
     International, Inc.
     17103 Preston Road
     Suite 190 North
     Dallas, TX 75248
     Facsimile: 972-267-0084

2    WCAS Stockholders


Welsh, Carson, Anderson
  & Stowe VII, L.P.
WCAS Healthcare
  Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
Robert A. Minicucci
Anthony deNicola
Paul B. Queally
Rudolph E. Rupert
D. Scott Mackesy
Kenneth Melkus

c/o Welsh, Carson, Anderson
  & Stowe
320 Park Avenue - Suite 2500
New York, NY 10022-9500
Facsimile: 212-893-9575
with a copy to:

Reboul, MacMurray, Hewitt, Maynard & Kristol
45 Rockefeller Plaza
New York, NY 10111
Facsimile: 212-841-5725
Attention:  Othon Prounis, Esq.

                                                                       EXHIBIT D



      FORM OF CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION



                                    SEE TAB 6

                            CERTIFICATE OF AMENDMENT

                                       TO

                        THE CERTIFICATE OF INCORPORATION

                                       OF

                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC,

                 -----------------------------------------------

                         Pursuant to Section 242 of the
                General Corporation Law of the State of Delaware

               ----------------------------------------------------


                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

                  FIRST: that the following resolutions were duly adopted by unanimous written consent of the Board of Directors of the Corporation, setting forth proposed amendments to the Certificate of Incorporation of the Corporation; determining that the capital of the Corporation will not be decreased on account of such amendments; and declaring such amendments to be advisable and directing that such amendments be submitted to the stockholders of the Corporation for their approval. The resolutions are as follows:

                  "RESOLVED, that there is hereby adopted an amendment to the Corporation's Certificate of Incorporation pursuant to which (i) the authorized capital stock of the Corporation shall be changed from 45,000,000 shares, consisting of 20,000,000 shares of Class A Common Stock, $.01 par value, and 25,000,000 shares of Common Stock, $.01 par value, to 50,031,200 shares, consisting of 20,000,000 shares of Class A Common Stock, $.01 par value ("Class A Common Stock"), 30,000,000 shares of Common Stock, $.01 par value ("Common Stock"), and 31,200 shares of Series A Redeemable Preferred Stock, $.01 par value ("Preferred Stock"), and (ii) the relative voting, dividend, liquidation, redemption and other rights, and the qualifications, limitations and restrictions thereof, in respect of said Preferred Stock, Class A Common Stock and Common Stock shall be restated; and, in connection with such changes, Article FOURTH of the Certificate of Incorporation of the Corporation shall be amended to read in its entirety as follows:

                  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 50,031,200 shares, consisting of 31,200 shares of Series A Redeemable Preferred Stock, $.01 par value ("Preferred Stock"), 20,000,000 shares of Class A Common Stock, $.01 par value ('"Class A Common Stock") and 30,000,000 shares of Common Stock, $.01 par value ("Common Stock").

                  All cross-references in each subdivision of this Article FOURTH refer to other paragraphs in such subdivision unless otherwise indicated.

                  The following is a statement of the designations, and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation:

                                       I.

                       SERIES A REDEEMABLE PREFERRED STOCK

                  1. CUMULATIVE DIVIDENDS. The holders of shares of Preferred Stock shall be entitled to receive, on April 30th of each year beginning April 30, 2000, out of funds legally available for such purpose, cash dividends at the rate of (x) $50.00 per share per annum on April 30, 2000 and
(y) $75.00 per share per annum thereafter, and no more, payable (as determined from time to time by the Board of Directors) on each share of Preferred Stock that shall then be outstanding (each annual period ended April 30th being referred to for the purposes of this subdivision I as a "Dividend Period"). Such dividends shall be cumulative (so that if for any Dividend Period such dividends are not paid or declared and set apart therefor, the deficiency shall be paid, in whole or in part (without interest), on the next succeeding dividend payment date on which the Corporation has any funds legally available therefor) and shall accrue from and after the date of issue whether or not declared and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. The Board of Directors of the Corporation may fix a record date for the determination of holders of Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

                  As long as any shares of Preferred Stock shall remain outstanding, in no event (without the written consent of the holders of a majority of the outstanding Preferred Stock) shall any dividend whatsoever be paid upon, nor any distribution be made upon, any shares of Class A Common Stock or Common Stock, other than a dividend or distribution payable in shares of Common Stock, nor except for the repurchase of shares (x) from participants under any stock option plans approved by a majority of the Board of Directors of the Corporation and (y) pursuant to the Amended and Restated Stockholders Agreement dated on or about April 30, 1998 among the Corporation and the stockholders named therein, shall any shares of Class A Common or Common Stock be purchased or redeemed by the Corporation, nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of shares of any Class A Common Stock or Common Stock, unless, in each such case, accrued and unpaid dividends on all outstanding shares of Preferred Stock for all prior Dividend Periods shall have been declared and paid in full and the full dividend on all outstanding shares of Preferred Stock for the then-current Dividend Period shall have been paid or declared and sufficient funds for the payment thereof set apart, and any arrears or defaults in any redemption of shares of Preferred Stock shall have been cured.

                  2. REDEMPTION. The shares of Preferred Stock shall be redeemable as follows:

                  2A MANDATORY REDEMPTION. Except as and to the extent expressly prohibited by applicable law, the Corporation shall redeem (in the manner and with the effect provided in subparagraphs 2C through 2E below) all shares of Preferred Stock which shall then be outstanding, on the earlier to occur of (i) the consummation by the Corporation of an initial public offering of its Common Stock registered under the Securities Act of 1933, as amended (an "Initial Public Offering") or (ii) the tenth anniversary of the date on which shares of Preferred Stock are first issued. In case of the occurrence of any of the following (each a "Change of Control Event'"): (i) a consolidation or merger of the Corporation with or into any other corporation (other than a merger which will not result in more than 50% of the voting capital stock of the Corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting capital stock immediately prior to such merger in the same proportions in which such shares were held immediately prior to such merger), (ii) a sale of all or substantially all of the properties and assets of the Corporation as an entirety in a single transaction or in a series or related transactions to any other person or (iii) the acquisition of "beneficial ownership" by any "person" or "group" (other than Welsh, Carson, Anderson & Stowe VII, L.P. or its affiliates) of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise, the Corporation shall, not later than 20 days prior to the effective date of any such Change of Control Event, give notice thereof to the holder or holders of shares of Preferred Stock and, in the event that within 15 days after receipt of such notice, any holder or holders of shares of Preferred Stock shall elect, by written notice to the Corporation, to have any or all of its shares of Preferred Stock redeemed, the Corporation shall redeem the same (in the manner and with the effect provided in subsections 2C through 2E below) not later than the effective date and time of such Change of Control Event.

                  As used herein, (i) the terms "person" and "group" shall have the meaning set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not applicable, (ii) the term "beneficial owner" shall have the meaning set forth in Rules 13d-3 and lad-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events, and (iii) any "person" or "group" will be deemed to beneficially own any voting stock of the Corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting stock of a registered holder of the voting stock of the Corporation.

                  2B OPTIONAL REDEMPTION. The Corporation may, in its sole discretion, redeem at any time and from time to time (in the manner and with the effect provided in subparagraphs 2C through 2E below), any whole number of shares of Preferred Stock. Any date on which the Corporation elects to redeem shares of Preferred Stock as provided in this subparagraph 2B and each date on which the Corporation shall be required to redeem shares of Preferred Stock as provided in subparagraph 2A above shall be referred to as a "Redemption Date."

                  2C REDEMPTION PRICE; NOTICE OF REDEMPTION. The Preferred Stock to be redeemed on a Redemption Date shall be redeemed by paying for each share the sum of (i) $1,000, plus (ii) an amount equal to dividends accrued and unpaid thereon from the date of issuance of such share of Preferred Stock to such Redemption Date, the sum of (i) and (ii) being herein sometimes referred to as the "Redemption Price". Not less than 20 days before such Redemption Date, written notice shall be given by mail, postage prepaid to the holders of record of the Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at his post office address as shown by the records of the Corporation, specifying the number of shares to be redeemed, the paragraph or paragraphs of this Certificate of Incorporation pursuant to which such redemption shall be made, the Redemption Price and the place and date of such redemption, which date shall not be a day on which banks in the City of New York are required or authorized to close. If such notice of redemption shall have been duly given and if on or before such Redemption Date the funds necessary for redemption shall have been set aside so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Redemption Date, the shares so called for redemption shall no longer be deemed outstanding, the dividends thereon shall cease to accrue, and all rights with respect to such shares shall forthwith after the close of business on the Redemption Date, cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price therefor, without interest thereon.

                  2D REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of the Preferred Stock redeemed pursuant to this paragraph Z or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Preferred Stock accordingly.

                  2E SHARES TO BE REDEEMED. In case of the redemption, for any reason, of only part of the outstanding shares of Preferred Stock on a Redemption Date, all shares of Preferred Stock to be redeemed shall be selected pro rata, and there shall be so redeemed from each registered holder in whole shares, as nearly as practicable to the nearest whole share, that proportion of all the shares to be redeemed which the number of shares held of record by such holder bears to the total number of shares of Preferred Stock at the time outstanding. Any shares of Preferred Stock that are designated for redemption on a Redemption Date and are not so redeemed shall be redeemed as soon thereafter as possible and in the manner in which shares are otherwise redeemed on a Redemption Date, and, in such event, as provided in this subdivision I, dividends shall continue to accrue on such shares.

                  3. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled, before any distribution or payment is made upon any Class A Common or Common Stock, to be paid an amount equal to $1,000 per share plus any accrued but unpaid dividends (such amounts being sometimes referred to as the "Preferred Liquidation Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of the Preferred Stock of the Corporation shall be insufficient to permit payment to such holders of the full amount of the Preferred Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably per share among the holders of Preferred Stock in proportion to the full per share amounts to which they respectively are entitled. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock shall have been paid in full the preferential amounts to which they shall be entitled as provided herein, the remaining net assets of the Corporation shall be distributed to the holders of Class A
Common Stock and Common Stock in accordance with this Certificate of Incorporation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Preferred Liquidation Payments to be made pursuant hereto and the place where said Preferred Liquidation
Payments shall be payable shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein to the holders of record of the Preferred Stock, such notice to be addressed to each such holder at his post office address as shown by the records of the Corporation; provided, however, that failure to give notice pursuant to this sentence shall not invalidate the action involved. A Change of Control Event shall not, for purposes of this paragraph 3, be deemed a liquidation, dissolution or winding up of the Corporation.

                  4. RESTRICTIONS. At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law, without the prior consent of the holders of a majority of the outstanding Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Preferred Stock shall vote together as a class:

                  (a) The Corporation will not (i) create or authorize the creation of any additional class or series of shares unless the same ranks junior to the Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation and as to the distribution of dividends, (ii) increase the authorized amount of the Preferred Stock or the authorized amount of any additional class or series of shares unless the same ranks junior to the Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation and as to the distribution of dividends, or (iii) create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series unless the same ranks junior to the Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation and as to the distribution of dividends, in each such case whether any such creation or authorization or increase shall be by means of amendment of the Certificate of Incorporation, merger, consolidation or otherwise.

                  (b) The Corporation will not amend, alter or repeal the Corporation's Certificate of Incorporation or By-laws in any manner, or file any directors' resolutions pursuant to Section 151(g) of the General Corporation Law of the State of Delaware containing any provision, in either case, which adversely affects the respective preferences, qualifications, special or relative rights or privileges of the Preferred Stock or which in any manner adversely affects the Preferred Stock or the holders thereof.

                  (c) The Corporation will not enter into any transaction that will result in the occurrence of a Change of Control Event.

                  5. VOTING. Except as otherwise required by law or this Certificate of Incorporation, the holders of Preferred Stock shall have no vote on any matters to be voted on by the stockholders of the Corporation.

                                       II.

                      CLASS A COMMON STOCK AND COMMON STOCK

                  Except as otherwise expressly provided herein, all shares of Common Stock and Class A Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

                  1. DIVIDENDS. The holders of shares of Class A Common Stock and Common Stock, according to the number of shares of Class A Common Stock and Common Stock then outstanding, shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation out of any funds legally available therefor, subject to the provisions of subdivision I above with respect to the rights of holders of the Preferred Stock.

                  2. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to the prior rights of the holders of Preferred Stock, the holders of the shares of Class A Common Stock and Common Stock, according to the number of shares of Class A Common Stock and Common Stock then outstanding, shall be entitled to share ratably in all assets of the Corporation available for distribution to its stockholders; provided, however, (x) that in the event that the amount available for distribution to the holders of Class A Common Stock is insufficient to permit the holders of Class A Common Stock to be paid an amount equal to $2.00 per share plus any accrued but unpaid dividends (such amounts being sometimes referred to as the "Class A Liquidation Payments"), then the holders of Class A Common Stock shall be entitled before any distribution or payment is made upon any Common Stock, to be paid an amount equal to the Class A Liquidation Payments and (y) that if the assets to be distributed among the holders of the Class A Common Stock shall be insufficient to permit payment to such holders of the full amount of the Class A Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Common Stock. Upon any such liquidation, dissolution or winding up of the Corporation in which the amount available for distribution to the holders of Class A Common Stock is insufficient to permit such holders to be paid the full amount of the Class A Liquidation Payments (as described in clauses (x) and (y) above), after the holders of Class A Common Stock shall have been paid in full the preferential amounts to which they shall be entitled as provided herein, all remaining assets of the Corporation which are available for distribution to its stockholders shall be distributed ratably among the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Class A Liquidation Payments and the place where said Class A Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of Class A Common Stock, such notice to be addressed to each such holder at his post office address as shown by the records of the Corporation; provided, however, that failure to give notice pursuant to this sentence shall not invalidate the action involved. Control Event shall not, for purposes of this paragraph 2, be deemed a liquidation, dissolution or winding up of the Corporation.

                  3. CONVERSION OF CLASS A COMMON STOCK.

                  3A OPTIONAL CONVERSION OF CLASS A COMMON STOCK. Subject to and upon compliance with the provisions of this paragraph 3 and after receiving the written consent of the holders of the majority of the outstanding shares of Class A Common Stock ("Conversion Consent"), the holder of any share or shares of Class A Common Stock shall have the right, at its option, to convert any such shares of Class A Common Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on Class A Common Stock) into an equal number of fully paid and non-assessable whole shares of Common Stock. Such rights of conversion shall be exercised by the holder thereof by giving written notice (which notice shall attach the Conversion Consent) that the holder elects to convert a stated number of shares of Class A Common Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Class A Common Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

                  3B AUTOMATIC CONVERSION OF CLASS A COMMON STOCK. Notwithstanding anything else herein to the contrary in this Section 3, in the event that, at any time while any of the Class A Common Stock shall be outstanding, (i) the Corporation shall complete a firm commitment underwritten public offering of Common Stock registered under the Securities Act of 1933, as amended, in which (x) the aggregate price paid for such shares by the public shall be at least $30,000,000 and (y) the price per share paid by the public for such shares shall be at least $4 per share (appropriately adjusted to reflect stock splits and combinations and stock dividends) (a "Qualified Offering") or
(ii) a majority of the issued shares of Class A Common Stock shall have been converted into Common Stock, then all outstanding shares of Class A Common Stock shall be automatically and without further action on the part of the holders of the Class A Common Stock converted into shares of Common Stock in accordance with the terms of subsection 3A hereof with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective immediately prior to the closing of such Qualified Offering or immediately prior to the conversion of Class A Common Stock satisfying clause (ii) above, as the case may be; provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Class A Common Stock so converted.

                  3C ISSUANCE OF CERTIFICATES: TIME CONVERSION EFFECTED. Promptly after the receipt by the Corporation of the written notice referred to in subparagraph 3A and surrender of the certificate or certificates for the share or shares of the Class A Common Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Coon Stock issuable upon the conversion of such share or shares of Class A Common Stock. To the extent permitted by law, such conversion shall be deemed to have been effected immediately prior to the close of business on the day the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Class A Common Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  3D FRACTIONAL SHARES: DIVIDENDS, PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of the Class A Common Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class A Common Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Class A Common Stock represented by the certificate or certificates surrendered pursuant to subparagraph 3A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Class A Common Stock, represented by the certificate or certificates surrendered which are not to be converted. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this subparagraph 3D, be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Class A Common Stock for conversion an amount in cash equal to the current fair value of such fractional interest as determined in good faith by the Board of Directors of the Corporation.

                  3E SUBDIVISION OR COMBINATION OF STOCK. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, then in each case the Class A Coon Stock shall be similarly subdivided, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Class A Common Stock shall be similarly combined.

                  3F REORGANIZATION, RECLASSIFICATION, MERGER OF SALE. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision (in form satisfactory to the holders of at least a majority of the outstanding shares of Class A Common Stock) shall be made whereby each holder of a share or shares of Class A Common Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such share or shares of Class A Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the

Corporation outstanding immediately prior to such merger or consolidation, the number of shares of Common Stock into which Class A Common Stock may be converted shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument (in form reasonably satisfactory to the holders of at least a majority of the shares of Class A Common Stock at the time outstanding) executed and mailed or delivered to each holder of shares of Class A Common Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  3G NOTICE OF ADJUSTMENT. Upon any adjustment made pursuant to 3E or 3F, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Class A Coon Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the number of shares of Common Stock or other securities, cash or property issuable upon conversion of the Class A Common Stock resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  3H STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Class A Common Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class A Common Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed.

                  3I NO REISSUANCE OF CLASS A COMMON STOCK. Shares of Class A Common Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  3J ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of the Class A Common Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class A Common Stock which is being converted.

                  3K CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Class A Common Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Class A Common Stock in any manner which interferes with the timely conversion of such Class A Common Stock.

                  3L DEFINITION OF COMMON STOCK. As used in this paragraph 3, the term ,,Common Stock" shall mean and include the Corporation's authorized Common Stock, $.OI par value, as constituted on the date of filing of this Certificate of Incorporation and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provide that the shares of Common Stock receivable upon conversion of shares of the Class A Common Stock, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraphs 3E or 3F, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Incorporation.

                  4. VOTING. Except as otherwise required by law or this Certificate of Incorporation, the holders of the Class A Common Stock and the holders of Common Stock shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation and to vote together as a class upon any matter submitted to the stockholders for a vote as follows: (x) each holder of Class A Common Stock shall be entitled to 10 votes for each share of Common Stock which would be issuable to such holder upon the conversion of all the shares of Class A Common Stock so held on the record date for the determination of stockholders entitled to vote and (ii) each holder of Common Stock shall have one vote per share.""

                  SECOND: that the Amendment of the Certificate of Incorporation effected by this Certificate was duly authorized by the stockholders of the Corporation, after first having been declared advisable by the Board of Directors of the Corporation, all in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  THIRD: that the capital of the Corporation will no be reduced under, or by reason of, the foregoing amendments to the Certificate of Incorporation of the Corporation.

                  IN WITNESS WBEREOF, this Certificate of Amendment has been executed by the Corporation by its Chief Executive Officer this 30th day of April 1998.

                                                UNITED SURGICAL PARTNERS
                                                INTERNATIONAL, ITC.



                                                By:
                                                   --------------------------
                                                Donald Steen
                                                Chief Executive Officer

                                                                       EXHIBIT E

                            FORM OF STOCK OPTION PLAN






                                SEE EXHIBIT 10.19

                                                                       EXHIBIT F



                    FORM OF OPINION OF COUNSEL TO THE COMPANY









                                    SEE TAB 9

                                   LAW OFFICES
                     NOSSAMAN, GUTRNER, KNOX & ELLIOTT, LLP

                               THIRTY-FIRST FLOOR
                            445 SOUTH FIGUEROA STREET
                       LOS ANGELES. CALIFORNIA 90071-1602
                             TELEPHONE (213)612-7800
                             FACSIMILE (213)612-7801




                                                                  April 30, 1998




The Purchasers Under that Certain
Securities Purchase Agreement, dated as of April 30, 1998


                  Re:      UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

Ladies and Gentlemen:

                  We have acted as counsel for United Surgical Partners International, Inc., a Delaware corporation (the "Company"), in connection with the negotiation, execution and delivery of that certain Securities Purchase Agreement, dated as of April 30, 1998 (the "Purchase Agreement"), among the Company, Welsh, Carson, Anderson and Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"), and the other Purchasers named in Annex 1 thereto. This opinion is being delivered to you pursuant to Section 4.01 (h) of the Purchase Agreement. All capitalized terms used and not defined herein shall have the meanings set forth in the Purchase Agreement.

                  In rendering this opinion, we have examined the Purchase Agreement; the Certificate of Incorporation, the Certificate of Amendment to the Certificate of Incorporation and the By-laws of the Company; minutes and written consents of the board of directors and the stockholders of the Company; the stock certificate book and stock transfer ledger of the Company; certificates of public officials; certificates of officers of the Company; the Amended and Restated Stockholders Agreement; the Amended and Restated Registration Rights Agreement; and all other documents that we deem relevant and necessary for purposes of rendering this opinion.

                  In our examination, we have assumed the genuineness of all signatures on original documents, the authenticity of all agreements, instruments, corporate records, certificates and other documents submitted to us as originals and the conformity to authentic originals of all agreements, instruments, corporate records, certificates and other documents submitted to us as certified, facsimile or photostatic copies. We have also assumed (a) the due execution and delivery of the Purchase Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement by each of the Purchasers and (b) that WCAS VII and WCAS Healthcare Partners, L.P. each has the requisite power and authority to enter into such Agreements and to consummate the transactions contemplated thereby.

NOSSMAN, GUTHNER, KNOX & ELLIOTT, LLP

The Purchasers Under that Certain
Securities Purchase Agreement dated as of April 30, 1998
Page 2

                  Based upon the foregoing and relying upon the assumptions stated, and subject to the qualifications set forth herein, we are of the opinion that:

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on its ability to carry on its business. The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute and deliver the Purchase Agreement, the Amended and Restated Registration Rights Agreement and the Amended and Restated Stockholders Agreement, to perform its obligations thereunder and to issue, sell and deliver the Securities.

                  2. Each of the execution and delivery by the Company of the Purchase Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement, the performance by the Company of its obligations thereunder, and the issuance, sale and delivery by the Company of the Securities have been duly authorized by all requisite corporate action and, to the best of our knowledge, will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any of the properties or assets of the Company is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any subsidiary thereof.

                  3. The Securities have been duly authorized by the Company and, when sold and paid for in accordance with the Purchase Agreement, will be validly issued, fully paid and non-assessable shares of Class A Common Stock or Series A Redeemable Preferred Stock, as the case may be. To the best of our knowledge, the issuance, sale and delivery of the Securities to the Purchasers hereunder is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

                  4. The Purchase Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement have been duly executed and delivered by Company and when executed by the other parties thereto will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles; provided, however, that no opinion is given as to the validity or enforceability of the indemnification provisions set forth in Section 9 of the Amended and Restated Registration Rights Agreement.

                  5. The authorized capital stock of the Company consists of
(i) 30,000,000 shares of Common Stock, $.0l par value, (ii) 20,000,000 shares of Class A Common Stock, $.01

NOSSMAN, GUTHNER, KNOX & ELLIOTT, LLP

The Purchasers Under that Certain
Securities Purchase Agreement dated as of April 30, 1998
Page 3

par value, and (iii) 31,200 shares of Series A Redeemable Preferred Stock, $.01 par value. To the best of our knowledge, all of the issued and outstanding shares of capital stock of the Company are owned of record as set forth in Schedule 2.04(a) to the Purchase Agreement.

                  6. To the best of our knowledge, except as contemplated by the Purchase Agreement (including without limitation Schedule 2.04(b) attached thereto), the Certificate of Incorporation of the Company or the Amended and Restated Stockholders Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is no binding commitment of the Company to issue any shares, warrants, options or other such rights, or to distribute to holders of any class of the Company's capital stock, any evidences of indebtedness or assets, and (iii) the Company has no obligations (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof.

                  7. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III of the Purchase Agreement, except as set forth in Schedule 2.05 to the Purchase Agreement, no registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution and delivery of the Purchase Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement, the performance of the Purchase Agreement, the Amended and Restated Stockholders Agreement and the Amended and Restated Registration Rights Agreement or the issuance, sale and delivery of the Securities.

                  8. To the best of our knowledge, except as described in
Schedule 2.08 to the Purchase Agreement, there is no action, suit, investigation or proceeding pending or threatened against or affecting the Company or any subsidiary or any of their respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal, the outcome of which might reasonably be expected to result in any material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its subsidiaries taken as a whole.

                  The foregoing opinions are subject to and qualified by the following:

                  (A) Statements herein as to the truth of certain matters "to our knowledge" and similar statements refer to the knowledge consciously held by the individual lawyers currently in our firm who have performed any services for the Company. In particular, with respect to the existence of any "order of any court or other agency of government" as referenced in paragraph 2 above, or any "action, suit, investigation or proceeding" as referenced in paragraph 8 above, we have not conducted any investigation of court or other governmental records with respect to the existence of any such matters.

                  (B) As to the good standing of the Company, we have relied solely upon (i) a certificate from the Secretary of State of Delaware dated as of April 27, 1998 and (ii) a

NOSSMAN, GUTHNER, KNOX & ELLIOTT, LLP

The Purchasers Under that Certain
Securities Purchase Agreement dated as of April 30, 1998
Page 4

Certificate of Authority from the Secretary of State of the State of Texas dated as of April 27, 1998.

                  (C) We express no opinion as to the laws of any jurisdiction other than the laws of the State of Delaware and the federal laws of the United States of America.

                  (D) With respect to the opinions set forth in paragraph 7 above, we have been advised and have assumed that the Purchasers are located (within the meaning of all relevant state securities laws) only in the States of Arizona, New York, Tennessee and Texas.

                  We bring to your attention the fact that our legal opinions are an expression of professional judgment and not a guaranty of a result.

                  This opinion is solely for your information and use and is provided to you in connection with the Purchase Agreement and shall not be quoted or otherwise referred to, filed with or given to any governmental agency or other person without our prior written consent. This opinion is given as of the date hereof and we shall have no obligation to advise you of any changes that may hereafter be brought to our attention.



                                   Respectfully submitted,



                                   /s/ Nossamon, Guthner, Knox & Elliott, LLP

                              ANNEX I - PURCHASERS

WCAS PURCHASERS:

Welsh, Carson Anderson
 & Stowe VII, L.P.
WCAS Healthcare Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
Robert A. Minicucci
Anthony deNicola
Rudolph E. Rupert
Paul B. Queally
D. Scott Mackesy
Kenneth Melkus
c/o Welsh, Carson, Anderson
  & Stowe
320 Park Avenue
Suite 2500
New York, NY 10022-9500
Facsimile: 212-893-9575

with a copy to:

Reboul, MacMurray, Hewitt, Maynard & Kristol
45 Rockefeller Plaza
New York, New York 10111
Facsimile: 212-841-5725
Attn:  Othon A. Prounis, Esq.

                        ANNEX I - PURCHASERS [continued]



MANAGEMENT PURCHASERS:

Donald Steen
Sue Shelley
Laurie Hogue
Michael Crews
SuZan Nelson
David McDonald

c/o United Surgical Partners
  International, Inc.
17103 Preston Road
Suite 190 North
Dallas, Texas 75248
Facsimile: 972-267-0084

                       ANNEX II - INITIAL SHARES PURCHASED

                                 Number of                    Number of
                                 Initial Class                Initial               Cash                Note            Total
                                 A Common                     Preferred             Purchase            Principal       Purchase
                                 Shares                       Shares Price          Amount              Price
Welsh, Carson, Anderson          Aggregate 6,487,789            --                  $12,975,578                 ---      $12,975,578
  & Stowe VII, L.P.
WCAHealthcare
Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
Robert A. Minicucci
Anthony deNicola
Rudolph E. Rupert
Paul B. Queally
D. Scott Mackesy
Kenneth Melkus

Donald Steen                                 599,711           ---                   $1,199,422                 ---       $1,199,422
Sue Shelley                                  187,500           ---                     $125,000            $250,000         $375'000
Laurie Hogue                                  37,500           ---                          ---             $75,000          $75,000
Michael Crews                                 75,000           ---                      $25,000            $125,000         $150,000
SuZan Nelson                                  37,500           ---                          ---             $75,000          $75,000
David McDonald                                75,000           ---                      $25,000            $125,000         $150,000

                  Totals:                  7,500,000           ---                  $14,350,000            $650,000      $15,000,000

                  ANNEX III - ADDITIONAL SHARES TO BE PURCHASED

                                          Maximum Number of                     Maximum Number              Maximum Aggregate
                                          Additional Class a                    of Redeemable               Additional
                                          Common Shares                         Preferred Shares            Purchase Price
                                          -------------                         ----------------            ------------------
Welsh, Carson, Anderson                       Aggregate 3,118,750                    Aggregate 30,000              $36,237,500
 & Stowe VII, L.P.
CAHealthcare
 Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
Robert A. Minicucci
Anthony deNicola
Rudolph E. Rupert
Paul B. Queally
D. Scott Mackesy
Kenneth Melkus
Donald Steen                                              218,'750                                ---                 $437,500
Sue Shelley                                                 62,500                                ---                 $125,000
Laurie Hogue                                                12,500                                ---                  $25,000
Michael Crews                                               25,000                                ---                  $50,000
SuZan Nelson                                                12,500                                ---                  $25,000
David McDonald                                              25,000                                ---                  $50,000

                  Totals:                                3,475,000                             30,000              $36,950,000

                  ANNEX IV - SUBSEQUENT CLOSING REPRESENTATIONS

                  SECTION 2.06 FINANCIAL STATEMENTS. The most recent monthly and annual financial statements of the Company delivered to WCAS VII pursuant to
Section 5.01 hereof have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial position of the Company and its subsidiaries as of the date of such financial statements and the results of its operations for the period then ended in accordance with generally accepted accounting principles, except (in the case of the monthly financial statements) for the absence of notes and subject to year end adjustments which consist only of normal recurring accruals. Except as reflected in said financial statements or as disclosed in writing to WCAS VII, the Company had no material (individually or in the aggregate) obligations or liabilities, absolute, accrued or contingent, as of the date of such financial statements that would be required to be reflected on said financial statements.

                  SECTION 2.07 EVENTS SUBSEQUENT TO DATE OF ANNUAL FINANCIAL STATEMENTS. Since the date of the most recent annual financial statements delivered to WCAS VII pursuant to Section 5.01 and except as set forth on
Schedule 2.07 hereto, the Company has not (i) issued any stock, bonds or other corporate securities, (ii) borrowed any amount or incurred any liabilities (absolute or contingent) that would be required to be disclosed on a balance sheet as of the date hereof prepared in accordance with generally accepted accounting principles, except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, (iii) discharged or satisfied any lien or paid any obligation or liability (absolute or contingent) other than current liabilities shown on such financial statements and current liabilities incurred since that date in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet delinquent and payable, (vi) sold, assigned or transferred any of its material tangible assets, except in the ordinary course of business, (vii) acquired any material tangible assets or properties, except in the ordinary course of business, (viii) canceled or compromised any debts or claims, except in the ordinary course of business, (ix) sold, assigned or transferred any patents, trademarks, tradenames, or other intangible rights (or licenses thereto) or permitted any license, permit, or other form of authorization relating to such rights to lapse, (x) suffered any material losses, or waived any rights of material value, whether or not in the ordinary course of business, (xi) received notification of cancellation, or canceled or waived any rights which, individually or in the aggregate, are material with respect to any currently existing agreement, contract, right or understanding, (xii) made any changes in officer compensation, except for compensation attributed to newly hired officers and for changes made in the ordinary course of business and consistent with past practice or (xiii) entered into any transaction except in the ordinary course of business.

                                SCHEDULE 2.01(b)

                  COMPANY OWNERSHIP OF STOCK OR OTHER INTEREST



None (pending completion of the acquisition of the stock of Columbia International)

                                SCHEDULE 2.04(a)

                    OWNERSHIP OF CAPITAL STOCK OF THE COMPANY


Stockholder of Record                                                  Number of Shares
---------------------                                                  of Class A Common Stock
                                                                       -----------------------
Welsh, Carson Anderson & Stowe VII, L.P.                                         415,391

WCAS Healthcare Partners, L.P.                                                     6,208

Patrick J. Welsh                                                                   5,064

Russell L. Carson                                                                  5,064

Bruce K. Anderson                                                                  5,064

Richard H. Stowe                                                                     887

Andrew M. Paul                                                                       887

Thomas E. McInerney                                                                2,661

Laura VanBuren                                                                        45

Robert A. Minicucci                                                                  887

Anthony deNicola                                                                     310

Rudolph E. Rupert                                                                    133

Paul B. Queally                                                                      683

D. Scott Mackesy                                                                     177

Donald Steen                                                                      56,539

                                SCHEDULE 2.04(b)

                         RIGHTS. WARRANTS, OPTIONS, ETC.


                  1. The Company's Board of Directors has authorized the grant of stock options covering a total of 803,300 shares of Common Stock at an option price of $2.00 per share.

                  2. The letter of intent, dated January 23, 1998, between WCAS VII and Donald E. Steen states that Mr. Steen may be entitled to be granted additional options if Mr. Steen continues to invest in the Company on a pro rata basis with WCAS VII and its affiliated investors after the initial proposed investment of $50,000,000 is made by WCAS VII and its affiliates.

                                  SCHEDULE 2.05

                             GOVERNMENTAL APPROVALS



         1.       The Company may file SEC Form D following the Initial Closing.



         2. If the Purchasers exercise their rights pursuant to Section 4 of the Amended and Restated Registration Rights Agreement to require the Company to register any portion of their Company shares, the Company will be required to make filings under applicable federal and state securities laws in order to perform its obligations.

                                  SCHEDULE 2.06

                             CORPORATE TRANSACTIONS



                  1. The Company intends to execute the Stock Purchase Agreement and consummate the acquisition of the stock of Columbia International concurrently with (or immediately after) the completion of the Initial Closing.

                  2. The Company has established a corporate office in Dallas, Texas, has several employees and is actively investigating and negotiating several possible acquisition and joint venture transactions, none of which (other than the proposed acquisition of Columbia International) has resulted in any letters of intent or formal proposals to the Board of Directors.

                                  SCHEDULE 2.07

                   EVENTS SUBSEQUENT TO DATE OF INCORPORATION

See Schedules 2.01(b), 2.04(a), 2.04 (b) and 2.06, which are incorporated herein by this reference.

                                  SCHEDULE 2.08

                                 ACTIONS PENDING

None

                                  SCHEDULE 2.12

                                TITLE TO PROPERTY



None

                                  SCHEDULE 2.14

                             AFFILIATED TRANSACTIONS

See Schedule 2.04(b), which is incorporated herein by this reference.

                                  SCHEDULE 2.15

                            BROKERS' OR FINDERS' FEES

None

                                SCHEDULE 3.03(d)

                               CERTAIN PURCHASERS



                                  Michael Crews
                                  Laurie Hogue
                                 David McDonald
                                  SuZan Nelson

                                  SCHEDULE 3.05

                            BROKERS' OR FINDERS, FEES



None